As filed with the Securities and Exchange Commission on March 16, 2005
1933 Act File No. 333-122381
1940 Act File No. 811-21593

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ PRE-EFFECTIVE AMENDMENT NO. 2
☐ POST-EFFECTIVE AMENDMENT NO.
and
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ AMENDMENT NO. 10

Kayne Anderson MLP Investment Company

(Exact Name of Registrant as Specified in Charter)

1800 Avenue of the Stars, Second Floor

Los Angeles, California 90067
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (310) 556-2721

David J. Shladovsky, Esq.

Kayne Anderson Capital Advisors, L.P.
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

David A. Hearth, Esq Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000	Anna T. Pinedo, Esq. Morrison & Foerster LLP 1290 Avenue of the Americas New York, New York 10104 (212) 468-8000

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

     It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

			Proposed Maximum
	Amount Being	Proposed Maximum	Aggregate Offering	Amount of Registration
Title of Securities Being Registered	Registered	Offering Price Per Unit	Price(1)	Fee(2)

Kayne Notes	10,000	$25,000	$250,000,000	$29,425.00

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(2)	$29,425.00 previously paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

KAYNE ANDERSON MLP INVESTMENT COMPANY (the “Registrant”)

CONTENTS OF THE REGISTRATION STATEMENT

This registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of the Registration Statement

Part A — Prospectus of the Registrant

Part B — Statement of Additional Information of the Registrant

Part C — Other Information

Signature Page

Exhibits

PART A
PROSPECTUS OF
REGISTRANT

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated March 16, 2005

PROSPECTUS

$

Auction Rate Senior Notes

$                                 Series A, due                         , 2045
$                                  Series B,  due                         , 2045
$                                 Series C, due                         , 2045
$25,000 Denominations

Kayne Anderson MLP Investment Company is a non-diversified, closed-end management investment company that began investment activities on September 28, 2004. Our investment objective is to obtain a high after-tax total return for our investors.

We are offering $                  , $                  and $                  aggregate principal amount of auction rate senior notes Series A, Series B and Series C, respectively (collectively, the “Kayne Notes”). We will issue Kayne Notes without coupons in $25,000 denominations and any integral multiple thereof. The principal amount of Kayne Notes will be due and payable on [                  ,] 2045 (the “Stated Maturity”). There is no sinking fund with respect to Kayne Notes. Kayne Notes will be our unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any preferred stock (including the ARP Shares referred to below); (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness, including additional Kayne Notes; and (3) junior to our obligations to any secured creditors. We may redeem Kayne Notes prior to their Stated Maturity in certain circumstances described in this prospectus.

Holders of Kayne Notes will be entitled to receive cash interest payments at an annual rate that may vary for each rate period. The initial rate period is from the issue date through [                  ], 2005 for Series A, from the issue date through [                  ], 2005 for Series B, and from the issue date through [                  ], 2005 for Series C. The annual interest rates for the respective initial rate periods will be [         %] for Series A, [         %] for Series B, and [         %] for Series C. For subsequent rate periods, Kayne Notes will pay interest at a rate determined by an auction conducted in accordance with the procedures described in this prospectus. Generally, following the initial rate period, each rate period for Series A and Series B will be seven (7) days, and each rate period for Series C will be twenty-eight (28) days.

Kayne Notes will not be listed on any exchange or automated quotation system. Generally, investors only may buy and sell Kayne Notes through an order placed at an auction with or through certain broker-dealers or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in Kayne Notes, and a secondary market, in the unlikely event that one develops, may not provide investors with liquidity.

Investing in Kayne Notes involves certain risks. See “Risk Factors” beginning on page 14.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Per $25,000
Principal Amount of
	Kayne Notes	Total

Public offering price	$25,000	$[ ]
Underwriting discounts and commissions	$[ ]	$[ ]
Proceeds, before expenses, to us (1)	$[ ]	$[ ]

(1)	We estimate that we will incur approximately $436,102.00 in expenses in connection with this offering.

The underwriters expect to deliver the Kayne Notes in book-entry-form, through the facilities of The Depository Trust Company, to broker-dealers on or about                   , 2005.

LEHMAN BROTHERS	CITIGROUP	UBS INVESTMENT BANK

                        , 2005

(continued from previous page)

      We are managed by Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson”), a leading investor in energy-related master limited partnerships, limited liability companies and their affiliates (collectively, “MLPs”). Since 1984, Kayne Anderson has managed alternative assets with a focus on achieving absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process. Its investment strategies seek to identify and exploit investment niches that it believes are less well understood and generally not followed by the broader investor community. As of December 31, 2004, Kayne Anderson managed approximately $3.1 billion, including approximately $1.2 billion in MLPs and other midstream energy companies.

      Generally, we invest in equity securities of (1) MLPs, including preferred, common and subordinated units and general partner interests, (2) owners of interests in MLPs, and (3) other midstream energy companies. Additionally, we may invest in debt securities of MLPs and other midstream energy companies. Once we are fully invested in accordance with our investment objective, under normal market conditions, we intend to invest 50% (but not less than 40%) of our total assets in publicly traded securities of MLPs and other midstream energy companies, and 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other midstream energy companies, including securities issued by private companies.

      This offering is conditioned upon the Kayne Notes receiving a rating of “Aaa” from Moody’s Investors Service Inc. and “AAA” from Fitch Ratings. Our common stock is traded on the New York Stock Exchange under the symbol “KYN.”

      We intend to issue auction rate preferred stock (“ARP Shares”), $25,000 liquidation preference per share, in an aggregate amount representing approximately 6% of total assets during the second quarter of 2005. The ARP Shares will be offered pursuant to a separate prospectus. In addition, we may issue additional Kayne Notes or ARP Shares in the future. The ARP Shares and Kayne Notes are intended to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.

      Kayne Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

      This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated [                    ], 2005 (“SAI”), containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our SAI, the table of contents of which is on page 67 of this prospectus, by calling (877) 657-3863/MLP-FUND or by writing to us, or you may obtain a copy (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

i

PROSPECTUS SUMMARY

      This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in Kayne Notes. You should read carefully the entire prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risk Factors” beginning on page 14 and our SAI and the “Summary of Certain Provisions of the Indenture” included in Appendix A to the SAI. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “Kayne Anderson” refers to Kayne Anderson Capital Advisors, L.P.; “midstream energy assets” refers to assets used in gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal; “MLPs” refers to energy-related master limited partnerships, limited liability companies and their affiliates; “Midstream Energy Companies” means (1) MLPs and (2) other companies that, as their principal business, operate midstream energy assets; and the terms “Kayne Notes” and “Notes” refers to the [$          ] aggregate principal amount of Kayne Notes Series A, Series B and Series C. Certain key terms relating to the auctions of Kayne Notes are set forth on page 2.

What is Kayne Anderson MLP Investment Company?

      We are a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment activities on September 28, 2004. Our common stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “KYN.” See “Description of Capital Stock.” As of February 28, 2005, we had 33,388,422 shares of common stock outstanding and net assets applicable to our common stock of $843.9 million.

      Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as MLP is in our name. For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

What types of leverage do we intend to use?

      Kayne Notes issued in this offering represent approximately 22% of our total assets. In addition, during the second quarter of 2005, we intend to issue auction rate preferred stock (“ARP Shares”) in an amount representing approximately 6% of our total assets. We intend to use these leverage proceeds primarily for investment purposes. We also may leverage through other borrowings, including the issuance of additional Kayne Notes, preferred stock or commercial paper. The timing and terms of any leverage transactions will be determined by our Board of Directors. The use of leverage involves significant risks. See “Risk Factors — Leverage Risk.” Throughout this prospectus, Kayne Notes, commercial paper or other borrowings are collectively referred to as “Borrowings.”

What securities are we offering?

      We are offering $                    , $                    and $                    aggregate principal amount of Kayne Notes Series A, Series B and Series C, respectively, in denominations of $25,000 and any integral multiple thereof. Kayne Notes are being offered by Lehman Brothers Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as underwriters. See “Underwriting.” It is a condition of the underwriters’ obligation to purchase Kayne Notes that each series of Kayne Notes receive a rating of “Aaa” from Moody’s Investors Service Inc. (“Moody’s”) and “AAA” from Fitch Ratings (“Fitch”).

How will Kayne Notes rank compared to our other obligations?

      Kayne Notes will be our unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any preferred stock, including any ARP Shares;

(2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness, including additional Kayne Notes; and (3) junior to any of our secured creditors. Our unsecured creditors may include our service providers, including Kayne Anderson, the Custodian, Auction Agent, Broker-Dealers and the Trustee, as such parties are defined herein, pursuant to the terms of various contracts with us. Our secured creditors may include, without limitation, parties entering into any interest rate swaps, floor or cap transactions, forward rate transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

What are auction rate senior notes?

      Kayne Notes are auction rate senior notes, which are debt instruments with a maturity of 40 years. The interest rates for each series of Kayne Notes will be periodically reset through an auction process. Auctions will typically be held every 7 and 28 days. Interest on Kayne Notes will be paid at the end of each auction period.

Who are the key auction participants?

•	Auction Agent: The Auction Agent administers the auctions to determine the applicable interest rates.

•	Beneficial Owners: The Beneficial Owners are the owners of Kayne Notes.

•	Broker-Dealers: The Broker-Dealers are broker-dealers that have entered into an agreement with the Auction Agent to submit orders in an auction for Kayne Notes.

•	Potential Beneficial Owners: Each Potential Beneficial Owner is a Broker-Dealer or a customer of a Broker-Dealer that wishes to purchase Kayne Notes in an auction.

How will the interest rates of Kayne Notes be determined?

      The interest rates for the initial rate periods have been determined by the underwriters of this offering, and are set forth in the table below. Subsequent to this offering, the interest rates will be determined based on auctions where Broker-Dealers submit bids on behalf of current and prospective Beneficial Owners.

Annual
Interest Rate
for Initial Rate
Kayne Notes	Initial Rate Period	Period	First Auction Date	Subsequent Auctions(1)

Series A	Original Issue Date through [ ], 2005	[ %]	[ ], 2005	[ day]
Series B	Original Issue Date through [ ], 2005	[ %]	[ ], 2005	[ day]
Series C	Original Issue Date through [ ], 2005	[ %]	[ ], 2005	[ day]

(1)	Auctions will generally be held on the days indicated unless the then current rate period is a Special Rate Period, the day that normally would be the Auction Date is not a Business Day, or unforeseen events preclude the holding of an auction).

What is the auction process?

      You may buy, sell or hold Kayne Notes through an auction. Beneficial Owners and Potential Beneficial Owners of Kayne Notes may participate in auctions only by submitting orders through their Broker-Dealers. In general, the types of orders that may be placed with a Broker-Dealer include: Hold Orders, Sell Orders, bids to sell and bids to purchase. The following is a brief summary of the auction procedures for both Beneficial Owners and Potential Beneficial Owners. See “The Auctions — Auction Procedures” for more detailed information.

      Prior to the submission deadline on each Auction Date for a series of Kayne Notes, the following types of orders may be submitted to a Broker-Dealer:

•	Hold Order — indicating the Beneficial Owner’s desire to hold Kayne Notes of such series without regard to the Applicable Rate for such series for the next rate period.

•	Bid to Sell — indicating the Beneficial Owner’s desire to sell the principal amount of outstanding Kayne Notes, if any, of such series held by such Beneficial Owner if the Applicable Rate for such series for the next succeeding rate period of such series shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

•	Bid to Purchase — a current Beneficial Owner or a Potential Beneficial Owner may submit bids offering to purchase a certain amount of outstanding Kayne Notes of a series if the Applicable Rate for such series determined on the Auction Date is higher than the rate specified in the Bid. A Bid specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

•	Sell Order — an order by a current Beneficial Owner desire to sell a specified principal amount of Kayne Notes of a series, regardless of the Applicable Rate for the upcoming rate period.

      Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects described below:

•	A Beneficial Owner of such series that submits a Bid with respect to such series to its Broker-Dealer having a rate higher than the Maximum Rate for such series on the Auction Date will be treated as having submitted a Sell Order with respect to such Kayne Notes.

•	A Beneficial Owner of such series that fails to submit an order with respect to such Kayne Notes to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such Kayne Notes.

      Sufficient Clearing Bids for a particular auction exist when the principal amount of Kayne Notes for which bids have been submitted exceeds or is equal to the aggregate principal amount of Kayne Notes for which sell orders have been submitted. A submitted bid is not acceptable for determining the applicable rate unless the bid is between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all rate periods). If Sufficient Clearing Bids exist, the Applicable Rate for such series for the next succeeding rate period will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Beneficial Owners and Potential Beneficial Owners, would result in Beneficial Owners and Potential Beneficial Owners owning the aggregate principal amount of Kayne Notes of such series available for purchase in the auction. If Sufficient Clearing Bids for a series of Kayne Notes do not exist (other than because all of the outstanding Kayne Notes of such series are subject to Submitted Hold Orders), then the Applicable Rate for all Kayne Notes of such series for the next succeeding rate period will be the Maximum Rate for such series.

      The auction procedures include a pro rata allocation of Kayne Notes for purchase and sale, which may result in a Beneficial Owner continuing to hold or selling, or a Potential Beneficial Owner purchasing, a number of Kayne Notes of a series that is less than the number of Kayne Notes of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers will be required to make appropriate pro rata allocations among their respective customers.

      Settlement of purchases and sales will be made on the next Business Day (also an Interest Payment Date) after the Auction Date through the Securities Depository in accordance with the Securities Depository’s normal procedures.

Sample Auction Process for a Series of Kayne Notes

Step 1: The Auction Agent determines how many Kayne Notes of a series are being offered by Beneficial Owners for sale in the auction.

Step 2: Broker-Dealers submit bids which include the interest rates and purchase amounts from prospective purchasers. The Auction Agent ranks these bids from the lowest to the highest interest rate.

Step 3: The Auction Agent fills the purchase orders, starting with the lowest interest rate bid.

Step 4: The bid that clears the market of the last available Kayne Note of that series is declared the new dividend rate.

Step 5: Bids are filled to the extent that Kayne Notes are available. All bids below the new interest rate are filled. Bids at the new interest rate are filled to the extent that Kayne Notes are available. Bids above the new interest rate are not filled.

Step 6: All filled bids will receive interest payments at the new interest rate. However, the new interest rate must be between the minimum and maximum rates permitted for Kayne Notes.

How will the interest rate periods be determined?

      Subsequent to the initial rate period, each rate period for Series A and Series B generally will be seven (7) days in length and each rate period for Series C generally will be twenty-eight (28) days in length (as respectively applicable to Series A, Series B and Series C, a “Standard Rate Period”). The Applicable Rate for a particular rate period usually will be determined by an auction conducted on the Business Day immediately preceding the start of the rate period. In most instances, interest also is payable every seven (7) days for Series A and Series B, and every twenty-eight (28) days for Series C, on the day following the end of the applicable rate period. A Special Rate Period (with respect to Series A and Series B, any period other than a rate period of 7 days, and with respect to Series C, any period other than a rate period of 28 days) will not be effective unless Sufficient Clearing Bids exist at the auction in respect of a Special Rate Period. See “Description of Kayne Notes — Interest and Rate Periods — Determination of Interest Rate” and “The Auctions.”

How are the applicable interest rates determined?

      Except during a Default Period, the Applicable Rate for any rate period for Kayne Notes will not be more than the Maximum Rate. The Maximum Rate will depend on the credit rating assigned to Kayne Notes and on the duration of the rate period. The Maximum Rate will be the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The applicable percentage will be determined based on the lower of the credit ratings assigned on that date to Kayne Notes by Moody’s and Fitch as follows:

		Applicable
Moody’s Credit Rating	Fitch Credit Rating	Percentage

Aa3 or above	AA- or above	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Below Baa3	Below BBB-	300%

      For Standard Rate Periods or less only, the Applicable Rate resulting from an auction will not be less than the Minimum Rate. The Applicable Rate for any rate period commencing during any Default Period, and the Default Rate described under “Description of Kayne Notes Interest and Rate Periods,” initially will be 300% of the Reference Rate. The Reference Rate is the greater of: (1) the applicable AA Composite Commercial Paper Rate (for a rate period of fewer than 184 days) or the applicable Treasury Index Rate (for a rate period of 184 days or more), or (2) the applicable London Interbank Offered Rate (“LIBOR”).

What are the payment restrictions on our stock?

      Upon issuance of Kayne Notes, which constitute senior securities representing indebtedness under the 1940 Act, we will not be permitted to declare any dividend (except a dividend payable in our stock), or declare any other distribution, upon any of our outstanding common stock or declare any distribution upon any of our preferred stock, or purchase any such stock, unless, in every such case, Kayne Notes have, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. We may declare dividends, however, upon any preferred stock provided Kayne Notes have an asset coverage of at least 200% at the time of declaration after deducting the amount of such dividend. Dividends or other distributions on, or redemptions or purchases of, common stock and preferred stock also would be prohibited at any time that an event of default under Kayne Notes (which includes a default in the payment of interest on Kayne Notes, when due) has occurred and is continuing. See “Description of Kayne Notes — Payment Restrictions on Shares.”

What are our asset maintenance requirements?

      We must maintain Eligible Assets having an aggregated Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount as of each Valuation Date. We also must maintain asset coverage for Kayne Notes on a non-discounted basis of at least 300% as of the last business day of each month. See “Rating Agency Guidelines.” The Discount Factors and guidelines for calculating the Discounted Value of our portfolio for purposes of determining whether the Kayne Notes Basic Maintenance Amount has been satisfied have been established by Moody’s and Fitch in connection with our receipt from Moody’s and Fitch of the “Aaa” and “AAA” Credit Ratings, respectively, with respect to Kayne Notes on their Original Issue Date. We estimate that on the Original Issue Date, the 1940 Act Kayne Notes Asset Coverage (as defined herein), based on the composition of our portfolio as of                     , 2005, and after giving effect to the issuance of Kayne Notes offered hereby ($          ) will be [                    ]%.

When may we redeem Kayne Notes?

      Although ordinarily we will not redeem Kayne Notes prior to their Stated Maturity, we may be required to redeem Kayne Notes if, for example, we do not meet an asset coverage ratio required by law or in order to correct a failure to meet Rating Agency Guidelines in a timely manner. We may voluntarily redeem Kayne Notes in certain circumstances. See “Description of Kayne Notes — Redemption.”

What are the events of default under the Indenture?

      Any one of the following events constitutes an “event of default” under the Indenture (as defined herein):

•	default in the payment of any interest upon any series of Kayne Notes when it becomes due and payable and the continuance of such default for thirty (30) days;

•	default in the payment of the principal of, or any premium on, any series of Kayne Notes at its Stated Maturity;

•	default in the performance, or breach, of any of our covenants or warranties in the Indenture, and continuance of such default or breach for a period of ninety (90) days after written notice has been given to us by the Trustee; certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four (24) consecutive calendar months, the 1940 Act Kayne Notes Asset Coverage of a series is less than 100%; or

•	any other “event of default” provided with respect to any series, including a default in the payment of any Redemption Price payable on the Redemption Date.

May a noteholder accelerate payments under Kayne Notes if an event of default occurs?

      Upon the occurrence and continuance of an event of default with respect to a series, the holders of a majority in principal amount of that series of outstanding Kayne Notes or the Trustee may declare the principal amount of Kayne Notes of that series immediately due and payable. Upon an event of default relating to bankruptcy, insolvency, or other similar laws, acceleration of maturity occurs automatically.

      At any time after a declaration of acceleration with respect to Kayne Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Kayne Notes of that series, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if certain conditions are met. See “Description of Kayne Notes — Events of Default and Acceleration of Maturity; Remedies.”

Risks of Investing in Kayne Notes

      The following discussion summarizes the principal risks that you should consider before investing in Kayne Notes. For additional information about the risks associated with us and Kayne Notes, see “Risk Factors” on page 14.

Unsecured Investment

Kayne Notes represent our unsecured obligation to pay interest and principal, when due. Our failure to pay interest on Kayne Notes when due or to repay Kayne Notes upon the Stated Maturity would, subject to the cure provisions under the Indenture, constitute an event of default under the Indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to the Kayne Notes, and at the Stated Maturity, the entire outstanding principal amount of Kayne Notes will become due and payable. See “Description of Kayne Notes — Events of Default and Acceleration of Maturity; Remedies.”

Interest Rate Risk

Kayne Notes pay interest based on short-term interest rates. If short-term interest rates rise, interest rates on the Kayne Notes may rise so that the amount of interest payable to holders of Kayne Notes would exceed the amount of income from our portfolio securities. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future earnings ability. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the Kayne Notes.

Auction Risk

You may not be able to sell your Kayne Notes at an auction if the auction fails; that is, if there are more Kayne Notes offered for sale than there are buyers for those Kayne Notes. Also, if you place hold orders (orders to retain Kayne Notes) at an auction only at a specified rate, and the bid rate exceeds the rate set at the auction, you will not retain your Kayne Notes. Finally, if you buy Kayne Notes or elect to retain Kayne Notes without specifying a rate below which you would not wish to buy or continue to hold those Kayne Notes, and the auction sets a below-market rate, you may receive a lower rate of return on your Kayne Notes than the market rate of interest. See “Description of Kayne Notes,” “The Auctions — Auction Procedures,” and “The Auctions — General — Broker-Dealer Agreements.”

Ratings and Asset Coverage Risk

While Moody’s and Fitch are expected to assign ratings of “Aaa” and “AAA,” respectively, to Kayne Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in Kayne Notes. A rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade Kayne Notes, which may make your securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the ratings assigned to Kayne Notes, we may alter our portfolio or redeem Kayne Notes. We may voluntarily redeem Kayne Notes under certain circumstances. See “Description of Kayne Notes — Redemption.”

Inflation Risk

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or “real”) value of your investment in Kayne Notes or the income from that investment will be worth less in the future than you paid for Kayne Notes. As inflation occurs, the real value of Kayne Notes and the interest on Kayne Notes declines. In an inflationary period, however, it is expected that, through the auction process, interest rates would increase, tending to offset this risk. See “Risk Factors — Inflation Risk.”

Trading Market Risk

Kayne Notes will not be listed on an exchange or automated quotation system. Instead, you may buy or sell Kayne Notes at an auction by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Auctions will normally be held every seven (7) days for Series A Kayne Notes and Series B Kayne Notes and every twenty-eight (28) days for Series C Kayne Notes. If you try to sell your Kayne Notes between auctions, you may not be able to sell any or all of your Kayne Notes, or you may not be able to sell them in the $25,000 increments in which they were purchased plus accrued and unpaid interest.

In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Kayne Notes outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide Kayne Note holders with liquidity. We are not required to redeem Kayne Notes if an auction or an attempted secondary market sale fails. You may transfer Kayne Notes outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer or to us or any of our affiliates, in certain cases. If you sell your Kayne Notes to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. These provisions could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Limited Operating History

We are a recently organized, non-diversified, closed-end management investment company that began operations on September 28, 2004. Being a recently organized company, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Portfolio Risks

      Our net asset value, our ability to pay interest and principal on Kayne Notes, and our ability to meet asset coverage requirements depends on the performance of our investment portfolio. The performance of our investment portfolio is subject to a number of risks, including the following:

Energy Sector Risk

We intend to concentrate our investments in MLPs and other Midstream Energy Companies. There are special risks inherent in the energy sector, including supply and demand risk, depletion and exploration risk, regulatory risk, commodity pricing risk, acquisition risk, and catastrophe risk. For a more detailed discussion of these and other related risks, see “Energy Sector Risk” on page 16 and “MLPs and Other Midstream Energy Company Risk” on page 18.

Non-Diversification Risk

We are a non-diversified investment company under the 1940 Act, and we are not a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities we may hold.

Liquidity Risk

Certain MLP securities may trade less frequently than those of other companies due to their smaller capitalizations. Investment in securities that are less actively traded or that over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Valuation Risk

Under normal market conditions, we intend to invest 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be determined based on fair valuations determined by Kayne Anderson pursuant to procedures adopted by our Board of Directors. Restrictions on resale or the absence of a liquid secondary market may affect adversely our ability to determine the net asset value of our common stock. The sale price of securities that are restricted or otherwise not readily marketable may be higher or lower than our most recent valuations. A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for Kayne Notes.

Leverage Risk

Subject to limits imposed by the 1940 Act and the Rating Agency Guidelines, we may increase our leverage above the amount we estimate after issuance of Kayne Notes and the anticipated offering of ARP Shares as previously described. We intend to use leverage primarily for investment purposes. Our use of leverage can significantly magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

      See “Risk Factors” beginning on page 14 and the other information included in this prospectus for information on these and other risk factors, all of which you should carefully consider before deciding whether to purchase Kayne Notes.

What are our portfolio investments?

      Our investments in the securities of MLPs and other Midstream Energy Companies are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (1) master limited partnerships, including preferred, common and subordinated units and general partner interests, (2) owners of interests in master limited partnerships, and (3) other Midstream Energy Companies. Finally, we also may, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

      When we are fully invested in accordance with our investment objective, under normal market conditions, we intend to invest 50% (but not less than 40%) of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies and 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

      We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated at least B3 by Moody’s Investors Service, Inc. or at least B-by Standard & Poor’s at the time of purchase, or comparably rated by another rating agency. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

      On a limited basis, we also may use derivative investments to hedge against interest rate and market risks. We also may use short sales to hedge such risks and as part of short sale investment strategies.

Who is Kayne Anderson Capital Advisors?

      Kayne Anderson Capital Advisors, L.P. is our investment adviser, responsible for implementing and administering our investment strategy. As of December 31, 2004, Kayne Anderson managed approximately $3.1 billion. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998 and currently manages more than $1.2 billion invested in this sector. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

How will Kayne Notes be treated for tax purposes?

      Beneficial Owners of Kayne Notes will receive interest payments from us and will not receive any distributions to which holders of our common stock or preferred stock are entitled. Interest payments generally will be taxed as ordinary income for federal income tax purposes and will not be eligible for the reduced rates of taxation available for “qualified dividend income.”

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent

      The Bank of New York Trust Company, N.A. will be the Trustee under the Indenture and act as transfer agent, registrar, paying agent and redemption agent with respect to Kayne Notes.

Auction Agent

      The Bank of New York will serve as the Auction Agent with respect to Kayne Notes.

Administrator

      Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services to us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Custodian

      The Custodial Trust Company, an affiliate of our Administrator, acts as custodian of our securities and other assets.

Fund Accountant

      Ultimus Fund Solutions, LLC (“Ultimus”) acts as our fund accountant and assists in the calculation of our net asset value. Ultimus also maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

KAYNE ANDERSON MLP INVESTMENT COMPANY

      We are a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act, and formed as a Maryland corporation in June 2004. Our common stock is listed on the NYSE under the symbol “KYN.” On September 28, 2004, we issued an aggregate of 30,000,000 shares of common stock, par value $0.001 per share, in an initial public offering. On October 22, 2004 and November 16, 2004, we issued an additional 1,500,000 shares of common stock and 1,661,900 shares of common stock, respectively, in connection with partial exercises by the underwriters of their over allotment option. The proceeds of the initial public offering and subsequent exercises of the over allotment option of common stock were approximately $786 million after the payment of offering expenses and underwriting discounts. On January 14, 2005, we paid a dividend to our common stockholders in the amount of $0.25 per share of common stock, which resulted in a reinvestment through our dividend reinvestment program of $5,400,602 and the issuance of 222,522 additional shares of common stock.

      As of February 28, 2005, we had 33,388,422 shares of common stock outstanding and 200,000,000 shares of common stock authorized, none of which were held by us for our account. We issued 4,000 shares of our common stock in a private placement to provide us with seed capital prior to our initial public offering. Those shares are held by an affiliate of Kayne Anderson Capital Advisors, L.P. There were no Kayne Notes authorized or outstanding as of February 28, 2005.

      Our principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, and our telephone number is (877) 657-3863/ MLP-FUND.

FINANCIAL HIGHLIGHTS

      Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/ Supplemental Data” shows the audited operating performance of our common stock from the commencement of our investment operations on September 28, 2004 until November 30, 2004. Except as noted, the audited information in this table is covered by the Report of PricewaterhouseCoopers LLP, which is contained in our SAI and is available from us upon request. Since we commenced operations on September 28, 2004, the table covers approximately two (2) months of operations, during which a substantial portion of our assets were held in cash pending investment in securities that meet our investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of our operating performance. As of January 31, 2004, approximately 85% of our assets were invested in MLPs and other Midstream Energy Companies.

	Period from
	September 28, 2004(6)
	through
	November 30, 2004

PER SHARE DATA(1)
Net asset value, beginning of period(2)	$23.70
Income from investment operations
Net investment income	0.02
Net realized and unrealized gain on investments, securities sold short and options	0.19

Total income from investment operations	0.21

Net asset value, end of period	$23.91

Per common stock market value, end of period	$24.90

Total investment return based on market value(3)	(0.40)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000’s)	$792,836
Ratio of expenses to average net assets, before taxes	1.20	%(4)
Ratio of expenses, excluding non-recurring organizational expenses, to average net assets:	1.08	%(4)
Ratio of net investment income to average net assets	0.50	%(4)
Net increase in net assets resulting from operations to average net assets	5.30	%(4)
Portfolio turnover rate	11.78	%(5)

(1)	Information presented relates to a share of common stock outstanding for the entire period.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(3)	Not annualized. We calculate total investment return assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to our dividend reinvestment plan.

(4)	Information is annualized for periods less than one full year.

(5)	Amount not annualized. Calculated based on the sales of $16,879,946 of long-term investments divided by the average long-term investment balance of $143,328,309.

(6)	Commencement of operations.

USE OF PROCEEDS

      The net proceeds of the offering of Kayne Notes will be approximately [$          ] after we pay the underwriting discounts and commissions and estimated offering costs. We will use approximately $75 million of the proceeds to repay existing short-term indebtedness. We incurred this indebtedness to finance the purchase of a portion of our portfolio investments. The average interest rate on our short-term indebtedness was 3.85% as of February 21, 2005.

      We will invest the remainder of the net proceeds of this offering in accordance with our investment objective and policies as soon as practicable. We anticipate that we will be able to invest substantially all of the remaining net proceeds within approximately three months after completion of this offering. Pending such investment, we anticipate investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

CAPITALIZATION

      The following table sets forth our capitalization as of February 28, 2005 and as adjusted to give effect to the issuance of Kayne Notes offered hereby. In addition, we expect to offer ARP Shares, in an amount representing approximately 6% of total assets, during the second quarter of 2005. We can provide no assurance regarding the timing or completion of an offering of ARP Shares.

	Actual	As Adjusted

	(Unaudited)
LONG-TERM DEBT:
Kayne Notes, denominations of $25,000 or any multiple thereof(1)	—	$

COMMON STOCKHOLDERS’ EQUITY:
Common stock, $0.001 par value per share (33,388,422 shares issued and outstanding, 200,000,000 shares authorized)(1)	$33,388		$33,388
Paid-in capital(2)	791,427,026		791,427,026
Distributions in excess of net investment income, net of income taxes	(7,217,513)		(7,217,513)
Accumulated realized gains on investments and securities sold short, net of income taxes	1,918,542		1,918,542
Net unrealized gains on investments and options, net of income taxes	57,689,269		57,689,269

Net assets applicable to common stock	$843,850,712		$843,850,712

(1)	We do not hold any of these outstanding securities for our account.

(2)	Underwriting discounts and commissions and estimated offering costs will be capitalized and amortized over the life of Kayne Notes.

RISK FACTORS

      Risk is inherent in all investing. We summarize below some of the risks that you should consider before deciding whether to purchase Kayne Notes. For additional information about the risks associated with purchasing Kayne Notes, see “Our Investments” in our SAI.

Limited Operating History

      We are a non-diversified, closed-end management investment company that began operations on September 28, 2004. Being a recently organized company, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Unsecured Investment

      Kayne Notes represent our unsecured obligation to pay interest and principal, when due. We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional financing to pay interest on Kayne Notes when due or to repay Kayne Notes at the Stated Maturity. Our failure to pay interest on Kayne Notes when due or to repay Kayne Notes upon the Stated Maturity would, subject to the cure provisions under the Indenture, constitute an event of default under the Indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to Kayne Notes, and at the Stated Maturity, the entire outstanding principal amount of Kayne Notes will become due and payable. See “Description of Kayne Notes — Events of Default and Acceleration of Maturity; Remedies.”

Interest Rate Risk

      Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. Kayne Notes pay interest based on short-term interest rates. If short-term interest rates rise, interest rates on Kayne Notes may rise so that the amount of interest payable to holders of Kayne Notes would exceed the amount of income from our portfolio securities. This might require that we sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future earnings ability. While we intend to manage this risk through interest rate transactions, there is no guarantee that we will implement these strategies or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for Kayne Notes.

      MLP yields are susceptible in the short-term to fluctuations in interest rates and, like treasury bonds, the prices of MLP securities typically increase when interest rates fall and decline when interest rates rise. Because we will principally invest in MLP equity securities, the net asset value and market price of our common stock may decline if interest rates rise. See “ — Energy Sector Risk.” A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for Kayne Notes.

      Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the securities to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer also may elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Auction Risk

      You may not be able to sell your Kayne Notes at an auction if the auction fails; that is, if there are more Kayne Notes offered for sale than there are buyers for those Kayne Notes. Also, if you place hold orders

(orders to retain Kayne Notes) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Kayne Notes. Finally, if you buy Kayne Notes or elect to retain Kayne Notes without specifying a rate below which you would not wish to buy or continue to hold those Kayne Notes, and the auction sets a below-market rate, you may receive a lower rate of return on your Kayne Notes than the market rate. See “Description of Kayne Notes” and “The Auctions — Auction Procedures.”

      As noted above, if there are more auction rate notes offered for sale than there are buyers for those auction rate notes in any auction, the auction will fail and you may not be able to sell some or all of your auction rate notes at that time. The relative buying and selling interest of market participants in your auction rate notes and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

Ratings and Asset Coverage Risk

      While Moody’s and Fitch are expected to assign ratings of “Aaa” and “AAA,” respectively, to Kayne Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in Kayne Notes. A rating agency could downgrade Kayne Notes, which may make your securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the ratings assigned to Kayne Notes, we may alter our portfolio or redeem Kayne Notes. We may voluntarily redeem Kayne Notes under certain circumstances. See “Rating Agency Guidelines” for a description of the asset maintenance tests and other requirements we must meet.

Inflation Risk

      Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or “real”) value of your Kayne Notes investment or the income from that investment will be worth less in the future than the amount you originally paid. As inflation occurs, the real value of Kayne Notes and interest declines. In an inflationary period, however, it is expected that, through the auction process, Kayne Notes’ interest rates would increase, tending to offset this risk.

Trading Market Risk

      Kayne Notes will not be listed on an exchange or automated quotation system. Instead, you may buy or sell Kayne Notes at an auction by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Auctions will normally be held every seven (7) days for each of the Series A Kayne Notes and Series B Kayne Notes and every twenty-eight (28) days for Series C Kayne Notes.

      In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Kayne Notes outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide Kayne Note holders with liquidity. We are not required to redeem Kayne Notes if an auction or an attempted secondary market sale fails. You may transfer Kayne Notes outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer or to us or any of our affiliates, in certain cases. If you try to sell your

Kayne Notes between auctions, you may not be able to sell any or all of your Kayne Notes, or you may not be able to sell them in the $25,000 increments for which they were purchased or $25,000 increments for which they were purchased plus accrued and unpaid interest. You may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.

Decline in Net Asset Value Risk

      A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for Kayne Notes.

Energy Sector Risk

      Certain risks inherent in investing in MLPs and other Midstream Energy Companies include the following:

      Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities or a decrease in the volume of these commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs and other Midstream Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for these commodities could also affect adversely the financial performance of MLPs and other Midstream Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

      Depletion and Exploration Risk. Many MLPs and other Midstream Energy Companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be affected adversely if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

      Regulatory Risk. MLPs and other Midstream Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Midstream Energy Companies.

      Commodity Pricing Risk. The operations and financial performance of MLPs and other Midstream Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Midstream Energy Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of both domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, also may negatively impact the performance of MLPs and other Midstream Energy Companies involved solely in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices also may make it more difficult for MLPs and other Midstream Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

      Acquisition Risk. The abilities of MLPs to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. If MLPs are unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for acquisitions on economically acceptable terms, or they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions instead may result in a decrease in adjusted operating surplus per unit. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

      Interest Rate Risk. Rising interest rates could impact adversely the financial performance of MLPs and other Midstream Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

      MLP valuations are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. However, MLP yields also are susceptible in the short-term to fluctuations in interest rates and, like treasury bonds, the prices of MLP securities typically increase when interest rates fall and decline when interest rates rise.

      Affiliated Party Risk. Certain MLPs depend on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.

      Catastrophe Risk. The operations of MLPs and other Midstream Energy Companies are subject to hazards inherent in transporting, processing, storing, distributing, mining or marketing natural gas, NGLs, crude oil, coal, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs and other Midstream Energy Companies are insured fully against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

      Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect MLP and other Midstream Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets. Transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

      MLP Risks. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

MLPs and Other Midstream Energy Company Risk

      MLPs and other Midstream Energy Companies also are subject to risks specific to the industry they serve.

      MLPs and other Midstream Energy Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

      MLPs and other Midstream Energy Companies with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

      MLPs and other Midstream Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Tax Risks

      Tax Risk of MLPs. Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the MLP and other Midstream Energy Company securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal income tax purposes could reduce our after-tax return, possibly causing a reduction in the value of our common stock, which may, in turn, have an adverse impact on our ability to meet our asset coverage requirements.

      Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which we invest, we will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

      We will accrue deferred income taxes for our future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon our sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our net asset value. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Delay in Use of Proceeds

      Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. Prior to the time we are fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents or other securities. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds” at page 12.

Equity Securities Risk

      MLP common units and other equity securities may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. MLP units and other equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. Also, while not precise, the price of I-Shares and their volatility tend to correlate to the price of common units.

      Certain MLPs and other Midstream Energy Companies in which we may invest may have comparatively smaller capitalizations than other companies. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

Liquidity Risk

      Although common units of MLPs and common stocks of other Midstream Energy Companies trade on the NYSE, American Stock Exchange (“AMEX”), and the NASDAQ Stock Market (“NASDAQ”), they may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, if Kayne Anderson becomes one of the largest investors in our investment sector, it may be more difficult for us to buy and sell significant amounts of securities in the sector without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities may be more difficult to value, and Kayne Anderson’s judgment as to value may be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

      We also may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of these assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause the security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could make it difficult for us to sell them at a favorable sale price, if at all.

      Our portfolio can include investments in securities issued by private companies, which are subject to additional liquidity risk. These securities may not be registered under the Securities Act for sale by us until the company becomes a public company. Therefore, it may be difficult or impossible for us to sell these securities on favorable terms until the portfolio company becomes a public company, if at all.

Non-Diversification Risk

      We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities we hold.

      Once we are fully invested in accordance with our investment objective, we intend to have invested 50% or more of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies. There currently are fewer than 35 publicly traded MLPs which operate energy assets. We intend to select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also will invest in publicly traded securities issued by other Midstream Energy Companies.

      As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio, reducing the amount of assets serving as asset coverage for Kayne Notes.

Valuation Risk

      Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted or unregistered securities of MLPs or interests in private companies, and the value of these investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine the net asset value of our common stock. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities may require more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the possible difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. In addition, we will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining the net asset value of our common stock. From time to time, we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates or assumptions, the net asset value of our common stock would likely fluctuate. A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for Kayne Notes. See “Net Asset Value” at page 19 in our SAI.

Portfolio Turnover Risk

      We anticipate that our annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover may result in our recognition of gains that will increase our tax liability and thereby lower amount of after-tax cash available for the payment of interest on Kayne Notes. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” at page 48 and “Tax Matters” at page 60.

Derivatives Risk

      We may purchase and sell derivative investments, such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to use these techniques successfully depends on our ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if we had not used them, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts we pay as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

      Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could impact negatively the value of our assets. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as the expiring transaction. If this occurs, it could have a negative impact on the value of our assets. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us.

      We intend to segregate liquid assets against or otherwise cover our future obligations under swap or cap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Leverage Instruments, will not exceed 30% of our total assets. In addition, derivatives transactions and other use of Leverage Instruments by us will be subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of such Leverage Instruments) is at least 300% of the principal amount of the Leverage Instruments. In other words, the principal amount of these Leverage Instruments may not exceed 33 1/3% of our total assets.

      The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps and caps in connection with our use of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock if the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement.

      Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

      Short selling involves selling securities which may or may not be owned by the short seller and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent the declines exceed the transaction costs and the costs of borrowing the securities, as well as the carrying costs associated with such short sales (e.g., dividends payable on securities sold short). A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

      Our obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Below Investment Grade and Unrated Debt Securities Risk

      Below investment grade debt securities in which we may invest are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

      In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if they were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest.

      For a further description of below investment grade and unrated debt securities and the associated risks, see “Investment Policies” in our SAI. For a description of the ratings categories of certain rating agencies, see Appendix B to our SAI.

Competition Risk

      At the time we completed our initial public offering in September 2004, we were one of the few publicly traded investment companies offering access to a portfolio of MLPs and other Midstream Energy Companies. However, there are now a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to us for investment in a portfolio of MLPs and other Midstream Energy Companies. In addition, recent tax law changes have increased, and future tax law changes may again increase, the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may positively impact MLPs in which we invest, but may also adversely impact our ability to make desired investments in the MLP market.

Limited Experience Managing a Public Investment Company

      Kayne Anderson and its senior management have limited experience managing a public investment company. Closed-end investment companies that are registered under the 1940 Act are subject to special restrictions and reporting requirements that do not apply to private funds. Kayne Anderson’s limited experience in managing a portfolio of assets under these constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Management Risk; Dependence on Key Personnel of Kayne Anderson

      Our portfolio is subject to management risk because it will be actively managed. Kayne Anderson applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

      We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we depend on the diligence, skill and network of business contacts of J.C. Frey, David Fleischer and Kevin S. McCarthy, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management  — Investment Adviser” at page 50. We also depend on the senior management of Kayne Anderson. The departure of any of the professionals named above or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

      Conflicts of interest may arise because Kayne Anderson and its affiliates generally will be carrying on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. These situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

      Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

      Kayne Anderson manages several private investment funds (“Affiliated Funds”). Some of the Affiliated Funds have similar or overlapping investment objectives. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

      Kayne Anderson and its affiliates generally will be carrying on substantial investment activities for other clients, including Affiliated Funds, in which we will have no interest. Investment decisions for us are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients equitably on a good faith basis by Kayne Anderson, in its discretion, in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

      Under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities. We and Kayne Anderson have applied to the SEC for exemptive relief to permit us to co-invest in Midstream Energy Company private placements with Affiliated Funds. If our application is granted, we may co-invest in these opportunities with Affiliated Funds on the basis of the suitability of and capital available for the investment, subject to certain conditions. We cannot assure you that the requested relief will be granted by the SEC. Unless and until we obtain an exemptive order, Kayne Anderson will not co-invest its other clients’ assets in private transactions in which we invest. However, during this period, we will not invest (and the Affiliated Funds will be able to invest) in private transactions (1) for which Kayne Anderson personnel (other than managers of our portfolio) have engaged in substantive negotiations prior to the initial public offering of our common stock or (2) that relate to the general partner of Plains All American Pipeline, L.P. (in which Affiliated Funds are already invested). Kayne Anderson believes that these allocation arrangements are fair to its clients and comply with its allocation procedures.

      The investment management fee payable to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we have adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Under these procedures, senior management of Kayne Anderson, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value” at page 19 in our SAI.

Certain Affiliations

      We are affiliated with KA Associates, Inc., an NASD member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities. In addition, until completion of this offering, we will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

      Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. See “Description of Capital Stock” at page 55.

USE OF LEVERAGE

      Currently, we intend to issue Kayne Notes in an aggregate amount representing approximately 22% of our total assets and to issue ARP Shares in an amount we currently anticipate will represent approximately 6% of our total assets. We also may leverage through other Borrowings, including the issuance of commercial paper or additional notes. We may employ financial leverage for investment purposes when Kayne Anderson believes that this use of proceeds will enhance our ability to achieve our investment objective. The timing and terms of any leverage transactions will be determined by our Board of Directors. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See “Risk Factors — Leverage Risk.” The management fee paid to Kayne Anderson is calculated on the basis of our Managed Assets (which includes the proceeds of any financial leverage), so the fee will be higher when leverage is used, giving Kayne Anderson an incentive to utilize leverage.

FORWARD-LOOKING STATEMENTS

      Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

      The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest.

      We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies like us.

DESCRIPTION OF KAYNE NOTES

      Kayne Notes will be issued by us pursuant to the terms of an Indenture dated as of                     , 2005, and a Supplemental Indenture dated as of                     , 2005 (referred to herein collectively as the “Indenture”) between us and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee”). The following summaries of certain significant provisions of the Indenture are not complete and are qualified in their entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix A to the SAI, which is on file with the SEC and is incorporated herein by reference. Whenever defined terms are used, but not defined in this prospectus, the terms have the meaning given to them in Appendix A to the SAI.

General

      The Board of Directors has authorized us to issue notes representing indebtedness pursuant to the term of the Indenture. Currently, the Indenture provides for the issuance of up to $                    , $                    and $                    aggregate principal amount of Kayne Notes Series A, Series B and Series C, respectively. The principal amount of Kayne Notes of each series are due and payable on                     , 2045. Kayne Notes, when issued and sold pursuant to the terms of the Indenture, will be issued in fully registered form without coupons and in denominations of $25,000 and any integral multiple thereof, unless otherwise provided in the Indenture. Kayne Notes will be our unsecured obligations and, upon our liquidation, dissolution or winding, will rank: (1) senior to our outstanding common stock and any preferred stock, including the ARP Shares; (2) on a parity with any of our unsecured creditors and any additional Kayne Notes; and (3) junior to any of our secured creditors. Kayne Notes will be subject to optional and mandatory redemption as described below under “— Redemption,” and acceleration of maturity, as described below under “— Events of Default and Acceleration of Maturity.”

      In addition to serving as the Auction Agent in connection with the auction procedures described below, The Bank of New York will act as the transfer agent, registrar and paying agent for Kayne Notes. However, the Auction Agent generally will serve merely as our agent, acting in accordance with our instructions.

      We have the right, to the extent permitted by applicable law, to purchase or otherwise acquire any Kayne Notes, so long as we are current in the payment of interest on Kayne Notes and on any other notes of us ranking on a parity with Kayne Notes with respect to the payment of interest.

      Kayne Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

Securities Depository

      The nominee of the Securities Depository is expected to be the sole holder of record of Kayne Notes. Accordingly, each purchaser of Kayne Notes must rely on (1) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to receive interest payments and notices and (2) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to evidence its ownership of Kayne Notes.

      Beneficial Owners will not receive any certificates representing their ownership interests in Kayne Notes. DTC will initially act as Securities Depository for the Agent Members with respect to Kayne Notes.

Interest and Rate Periods

      General. Each series of Kayne Notes will bear interest at the Applicable Rate determined as set forth below under “— Determination of Interest Rate.” Interest on Kayne Notes shall be payable when due as described below. If we do not pay interest when due, it will trigger an event of default under the Indenture (subject to the cure provisions), and we will be restricted from declaring dividends and making other distributions with respect to our common stock and any preferred stock.

      On the Business Day next preceding each Interest Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of interest. We do not intend to establish any reserves for the payment of interest.

      All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest to the holders. Interest will be paid by the Paying Agent to the holders as their names appear on our securities ledger or securities records, which holder(s) is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository’s normal procedures. The Securities Depository’s current procedures provide for it to distribute interest in same-day funds to Agent Members who are, in turn, expected to distribute such interest to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Interest Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.

      Interest in arrears for any past rate period may be subject to a Default Rate of interest (described below) and may be paid at any time, without reference to any regular Interest Payment Date, to the holders as their names appear on our securities ledger or securities records on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. Any interest payment shall first be credited against the earliest accrued but unpaid interest. No interest will be payable in respect of any payment or payments which may be in arrears. See “— Default Period” below.

      The amount of interest payable on each Interest Payment Date of each rate period of less than one year (or in respect of interest on another date in connection with a redemption during such rate period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such rate period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such rate period (or portion thereof) that such Kayne Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any rate period of one year or more, the amount of interest per Kayne Note payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such rate period) shall be computed as described in the preceding sentence.

      Determination of Interest Rate. The interest rate for the initial rate period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the Prospectus. After the initial rate period, subject to certain exceptions, Kayne Notes will bear interest at the Applicable Rate that the Auction Agent advises us has resulted from an auction.

      The initial rate period for Kayne Notes shall be       days for Kayne Notes Series A and Kayne Notes Series B, and       days for Kayne Notes Series C. Rate periods after the initial rate period shall either be Standard Rate Periods or, subject to certain conditions and with notice to holders, Special Rate Periods.

      A Special Rate Period will not be effective unless Sufficient Clearing Bids exist at the auction in respect of such Special Rate Period (that is, in general, the aggregate amount of Kayne Notes subject to Buy Orders by Potential Beneficial Owners is at least equal to the aggregate amount of Kayne Notes subject to Sell Orders by existing Beneficial Owners).

      Interest will accrue at the Applicable Rate from the Original Issue Date and shall be payable on each Interest Payment Date thereafter. For rate periods of less than 30 days, Interest Payment Dates shall occur on the first Business Day following such rate period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such rate period and on the Business Day following the last day of such rate period. Interest will be paid through the Securities Depository on each Interest Payment Date.

      Except during a Default Period as described below, the Applicable Rate resulting from an auction will not be greater than the Maximum Rate, which is equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The applicable percentage will be determined based on the lower of the credit ratings assigned on that date to Kayne Notes by Moody’s and Fitch, as follows:

Moody’s Credit Rating	Fitch Credit Rating	Applicable Percentage

Aa3 or above	AA- or above	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Below Baa3	Below BBB-	300%

      The “Reference Rate” is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a rate period of 184 days or more), or (2) the applicable LIBOR. For Standard Rate Periods or less only, the Applicable Rate resulting from an auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for auctions in respect to rate periods of more than the Standard Rate Period.

      The Maximum Rate for Kayne Notes will apply automatically following an auction for the notes in which Sufficient Clearing Bids have not been made (other than because all Kayne Notes were subject to Submitted Hold Orders). If an auction for any subsequent rate period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Interest Rate on Kayne Notes for any such rate period shall be the Maximum Rate (except for circumstances in which the Interest Rate is the Default Rate, as described below).

      The All Hold Rate will apply automatically following an auction in which all of the outstanding Kayne Notes are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

      Prior to each auction, Broker-Dealers will notify Beneficial Owners and the Trustee of the term of the next succeeding rate period as soon as practicable after the Broker-Dealers have been so advised by us. After each auction, on the Auction Date, Broker-Dealers will notify Beneficial Owners of the Applicable Rate for the next succeeding rate period and of the Auction Date of the next succeeding auction.

      Notification of Rate Period. We will designate the duration of subsequent rate periods of each series of Kayne Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice has been given as provided herein, (2) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, Kayne Notes shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (4) if we shall have mailed a Notice of Redemption with respect to any Kayne Notes, the redemption price with respect to such Kayne Notes shall have been deposited with the Paying Agent, and (5) we have confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount, and we have consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

      Designation of a Special Rate Period. If we propose to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the rate period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by us by telephonic or other means to the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A) that we propose to exercise our option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that we will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding rate period shall be a Standard Rate Period.

      No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, we shall deliver to the Trustee and the Auction Agent, who will promptly deliver to the Broker-Dealers and existing Beneficial Owners, either: (1) a notice stating (A) that we have determined to designate the next succeeding rate period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or (2) a notice stating that we have determined not to exercise its option to designate a Special Rate Period.

      If we fail to deliver either such notice with respect to any designation of a proposed Special Rate Period to the Auction Agent and the Auction Agent is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, we shall be deemed to have delivered a notice to the Auction Agent with respect to such rate period to the effect set forth in clause (2) above, thereby resulting in a Standard Rate Period.

      Default Period. Subject to cure provisions, a Default Period with respect to a particular series of Kayne Notes will commence on any date we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by 3:00 p.m., New York City time, (A) the full amount of any declared interest on that series payable on the Interest Payment Date (an “Interest Default”), or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default” and together with an Interest Default, hereinafter referred to as “Default”).

      Subject to cure provisions, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 3:00 p.m., New York City time, we have deposited irrevocably in trust in same-day funds with the Paying Agent all unpaid interest and any unpaid Redemption Price. In the case of an Interest Default, the Applicable Rate for each rate period commencing during a Default Period will be equal to the Default Rate, and each subsequent rate period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new rate period.

      No auction shall be held during a Default Period with respect to an Interest Default applicable to that series of Kayne Notes. No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 3:00 p.m., New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three.

Events of Default and Acceleration of Maturity; Remedies

      Any one of the following events constitutes an “event of default” under the Indenture:

•	default in the payment of any interest upon any series of Kayne Notes when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, any series of Kayne Notes at its Stated Maturity;

•	default in the performance, or breach, of any covenant or warranty of us in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the Trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, Kayne Notes have an 1940 Act Kayne Notes Asset Coverage under the 1940 Act of less than 100%; or

•	any other “event of default” provided with respect to any series, including a default in the payment of any Redemption Price payable on the Redemption Date.

      Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Kayne Notes or the Trustee may declare the principal amount of that series of Kayne Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically. At any time after a declaration of acceleration with respect to any series of Kayne Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of a series of the outstanding Kayne Notes of that series, by written notice to us and the Trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Kayne Notes, other than the non-payment of the principal of that series of Kayne Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Redemption

      Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may redeem Kayne Notes having a rate period of one year or less, in whole or in part, out of funds legally available therefor, on the Interest Payment Date upon not less than 15 days and not more than 40 days prior notice. This optional redemption is not available during the initial rate period or during any period during which we do not otherwise have the option to redeem Kayne Notes. The optional redemption price shall equal the aggregate principal amount of Kayne Notes to be redeemed, plus an amount equal to accrued interest to the date fixed for redemption. Kayne Notes having a rate period of more than one year are redeemable at our option, in whole or in part, out of funds legally available therefor, prior to the end of the relevant rate period, upon not less than 15 days, and not more than 40 days, prior notice, subject to any Specific Redemption Provisions, which may include the payment of a redemption premium in the sole discretion of the Board of Directors. We shall not effect any optional redemption unless after giving effect thereto (1) we have available on the date fixed for redemption Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Beneficial Owners of a series of Kayne Notes by reason of the redemption of a series of Kayne Notes and (2) we would have Eligible Assets with an aggregate Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount immediately subsequent to such redemption.

      Mandatory Redemption. If we fail to maintain Eligible Assets with an aggregate Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount as of any Valuation Date or, fail to satisfy the 1940 Act Kayne Notes Asset Coverage as of the last Business Day of any month, and that failure is not cured within ten Business Days following the Valuation Date in the case of a failure to maintain the Kayne Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Kayne Notes Asset Coverage as of that last Business Day (each an “Asset Coverage Cure Date”), the Kayne Notes will be subject to mandatory redemption out of funds legally available therefor. See “Rating Agency Guidelines.”

      The principal amount of Kayne Notes to be redeemed in such circumstances will be equal to the lesser of (1) the minimum principal amount of Kayne Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in our having Eligible Assets with an aggregated Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount or sufficient to satisfy the 1940 Act Kayne Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Kayne Notes the redemption of which would have such result, we will redeem all Kayne Notes then outstanding), and (2) the maximum principal amount of Kayne Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

      Any redemption of less than all of the outstanding Kayne Notes of a series will be made from Kayne Notes that we designate. We shall designate Kayne Notes to be redeemed on a pro rata basis among the Beneficial Owners in proportion to the principal amount of Kayne Notes they hold, by lot or such other method as we deem equitable. We will not make any optional or mandatory redemption of less than all outstanding Kayne Notes of a series unless the aggregate principal amount of Kayne Notes to be redeemed is equal to $25,000 or integral multiples thereof. Any redemption of less than all Kayne Notes outstanding will be made in such a manner that all Kayne Notes outstanding after such redemption are in authorized denominations.

      We are required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or we are not otherwise legally permitted to redeem, all of the outstanding Kayne Notes of a series, which are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those Kayne Notes on the earliest practicable date on which we will have such funds available, upon notice to record owners of Kayne Notes and the Paying Agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law. The redemption price per Kayne Note in the event of any mandatory redemption will be the principal amount, plus an amount equal to accrued but unpaid interest to the date fixed for redemption, plus (in the case of a rate period of more than one year) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the “Mandatory Redemption Price”).

      Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem with the SEC in order to provide at least the minimum notice required by such rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). We will deliver a notice of redemption to the Auction Agent and the Trustee containing the information described below one Business Day prior to the giving of notice to Beneficial Owners in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Trustee will use its reasonable efforts to provide notice to each Beneficial Owner of Kayne Notes called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Trustee determines the principal amount of Kayne Notes to be redeemed (or, during a Default Period with respect to such Kayne Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives notice of redemption from us). Such notice will be confirmed promptly by the Trustee in writing not later than the close of business on the third Business Day preceding the redemption date by providing a notice to each Beneficial Owner of record of Kayne Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of Kayne Notes at their addresses appearing on our books or share records. Such notice will set forth (1) the redemption date, (2) the principal amount and identity of Kayne Notes to be redeemed, (3) the redemption price (specifying the amount of accrued interest to be included therein and the amount of the redemption premium, if any), (4) that interest on Kayne Notes to be redeemed will cease to accrue on such redemption date, and (5) the 1940 Act provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing will affect the validity of the redemption proceedings, except as required by applicable law.

      If less than all of the outstanding Kayne Notes of a series are redeemed on any date, we will select the amount per Beneficial Owner to be redeemed on such date on a pro rata basis in proportion to the principal amount of Kayne Notes held by such Beneficial Owners, by lot or by such other method we determine to be fair and equitable, subject to the terms of any Specific Redemption Provisions and subject to maintaining authorized denominations as described above. Kayne Notes may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all Kayne Notes, and the Securities Depository will determine the Kayne Notes to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the principal amount of Kayne Notes to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption Kayne Notes from the accounts of some Beneficial Owners without selecting for redemption any Kayne Notes from the accounts of other Beneficial Owners. In this case, in selecting the Kayne Notes to be redeemed, the Agent Member will select by lot or other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Beneficial Owner of all Kayne Notes, we will select the particular principal amount to be redeemed by lot, on a pro rata basis between each series or by such other method as we deem fair and equitable, as contemplated above.

      If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such Kayne Notes will cease to accrue and such Kayne Notes will no longer be deemed to be outstanding for any purpose and all rights of the owners of Kayne Notes so called for redemption will cease and terminate, except the right of the owners of such Kayne Notes to receive the redemption price, but without any interest or additional amount. We will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of Kayne Notes called for redemption on such date and (2) such other amounts, if any, to which holders of Kayne Notes called for redemption may be entitled. We will be entitled to receive, from time to time after the date fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of Kayne Notes so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to us upon our request. After such payment, Beneficial Owners of Kayne Notes called for redemption may look only to us for payment.

      So long as any Kayne Notes are held of record by the nominee of the Securities Depository, the redemption price for those Kayne Notes will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

      Notwithstanding the provisions for redemption described above, no Kayne Notes may be redeemed unless all interest in arrears on the outstanding Kayne Notes, and any indebtedness of ours ranking on a parity with Kayne Notes, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Kayne Notes and all indebtedness ranking on a parity with Kayne Notes must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding Kayne Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Kayne Notes.

      Except for the provisions described above, nothing contained in the Indenture limits any legal right of ours to purchase or otherwise acquire Kayne Notes outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on or the mandatory or optional redemption price with respect to, any Kayne Notes for which Notice of Redemption has been given, and we are in compliance with the 1940 Act Kayne Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all outstanding Kayne Notes are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Payment of Proceeds Upon Dissolution, or Other Similar Events

      In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of our business, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of our assets and liabilities, then (after any payments outstanding at such time with respect to any of our secured creditors) and in any such event the holders of Kayne Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Kayne Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Kayne Notes, before any of our common or preferred stockholders are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares, and to that end the holders of Kayne Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of Kayne Notes, which may be payable or deliverable in respect of Kayne Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

      Our unsecured creditors may include, without limitation, our service providers, including the Adviser, Custodian, Auction Agent, Broker-Dealers and the Trustee, pursuant to the terms of various contracts with us. Our secured creditors include, without limitation, parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

      A consolidation, reorganization or merger by us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up.

Payment Restrictions on Shares

      Under the 1940 Act, we may not declare any dividend on common stock or make any distribution with respect to our common stock and preferred stock or purchase or redeem any common or preferred stock if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to Kayne Notes and any other senior securities representing indebtedness (as defined in the 1940 Act), would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its common or preferred shares). Dividends may be declared upon any preferred stock, however, if Kayne Notes and any other senior securities representing indebtedness have an asset coverage of at least 200% at the time of declaration after deducting the amount of such dividend.

      “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include our obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise, it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset-coverage requirements described above apply in connection with interest payments or distributions on or purchases or redemptions of stock, such asset coverage may be calculated on the basis of values determined as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

      In addition, a declaration of a dividend or other distribution on, or repurchase or redemption of, common or preferred stock is restricted (1) at any time that an event of default under Kayne Notes or any other Borrowings has occurred and is continuing; or (2) if, after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Kayne Notes or other Borrowings; or (3) we have not redeemed the full amount of Kayne Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

THE AUCTIONS

General

      Auction Agency Agreement. We have entered into an Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the auction procedures for purposes of determining the Applicable Rate for Kayne Notes so long as the Applicable Rate for Kayne Notes is to be based on the results of an auction.

      The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after the notice or upon notice to us on a date specified by the Auction Agent if we fail to pay the amounts due to the Auction Agent within 30 days of invoice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent provided that prior to such removal we have entered into such an agreement with a successor Auction Agent.

      Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the “Broker-Dealer Agreements”) with several Broker-Dealers we selected, which provide for the participation of those Broker-Dealers in auctions for Kayne Notes.

      After each auction for Kayne Notes the Auction Agent will pay a service charge to each Broker-Dealer. We will provide the Auction Agent with the funds to pay the service charges. The service charge will be in an amount equal to: (i) in the case of any auction immediately preceding a rate period of less than one year, the product of (A) a fraction the numerator of which is the number of days in the rate period (calculated by counting the first day of such rate period but excluding the last day thereof) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000, times (D) the sum of the aggregate number of Kayne Notes placed by such Broker-Dealer, or (ii) the amount mutually agreed upon by us and the Broker-Dealers in the case of any auction immediately preceding a rate period of one year or longer. For purposes of the preceding sentence, Kayne Notes will be placed by a Broker-Dealer if such Kayne Notes were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners, or (b) the subject of an order submitted by such Broker-Dealer that is (1) a submitted Bid of an Existing Beneficial Owner that resulted in such existing Beneficial Owner continuing to hold such Kayne Notes as a result of the auction or (2) a submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such Kayne Notes as a result of the auction or (3) a valid Hold Order.

      We may request that the Auction Agent terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

      The Broker-Dealer Agreements each provide that a Broker-Dealer may submit orders in auctions for its own account. Any Broker-Dealer submitting an order for its own account in any auction could have an advantage over other Potential Beneficial Owners in that it would have knowledge of other orders placed through it in that auction. A Broker Dealer would not, however, have knowledge of orders submitted by other Broker-Dealers, if any. As a result of bidding by a Broker-Dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid. A Broker-Dealer may also bid in an auction in order to prevent what would otherwise be (a) a failed auction, (b) an “all-hold” auction, or (c) the implementation of an auction rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the auction. A Broker-Dealer may also encourage additional or revised investor bidding in order to prevent an “all-hold” auction. In the Broker-Dealer Agreements, each Broker-Dealer agrees to handle customers’ orders in accordance with its duties under applicable securities laws and rules.

      According to published news reports, the SEC has requested information from a number of broker-dealers regarding certain of their practices in connection with auction rate securities, such as the practices described in the preceding paragraph. The underwriters of this offering have advised us that each of them, as a participant in the auction rate securities markets, has received a letter from the SEC requesting that it voluntarily conduct an investigation regarding certain of its practices and procedures in connection with those markets. The underwriters have informed us that they are cooperating with the SEC in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for Kayne Notes or the auctions therefor.

Auction Procedures

      Prior to the Submission Deadline on each Auction Date for a series of Kayne Notes, each customer of a Broker-Dealer listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such series (a “Beneficial Owner”) may submit orders with respect to such series to that Broker-Dealer as follows:

•	Hold Order — indicating the Beneficial Owner’s desire to hold Kayne Notes of such series without regard to the Applicable Rate for such series for the next rate period.

•	Bid to Sell — indicating the Beneficial Owner’s desire to sell the principal amount of outstanding Kayne Notes, if any, of such series held by such Beneficial Owner if the Applicable Rate for such series for the next succeeding rate period of such series shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

•	Bid to Purchase — a current Beneficial Owner or a Potential Beneficial Owner may submit bids offering to purchase a certain amount of outstanding Kayne Notes of a series if the Applicable Rate for such series determined on the Auction Date is higher than the rate specified in the Bid. A Bid specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

•	Sell Order — an order by a current Beneficial Owner desire to sell a specified principal amount of Kayne Notes of a series, regardless of the Applicable Rate for the upcoming rate period.

      Orders submitted (or the failure to submit orders) by Beneficial Owners under certain circumstances will have the effects described below. A Beneficial Owner of such series that submits a Bid with respect to such series to its Broker-Dealer having a rate higher than the Maximum Rate for such series on the Auction Date will be treated as having submitted a Sell Order with respect to such Kayne Notes. A Beneficial Owner of such series that fails to submit an order with respect to such Kayne Notes to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to Kayne Notes; provided, however, that if a Beneficial Owner of such series fails to submit an order with respect to such Kayne Notes to its Broker-Dealer for an auction relating to a Special Rate Period of more than twenty-eight (28) days, the Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Kayne Notes. A Sell Order constitutes an irrevocable offer to sell Kayne Notes subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Kayne Notes is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

      A customer of a Broker-Dealer that is not a Beneficial Owner of a series of Kayne Notes but that wishes to purchase such series, or that is a Beneficial Owner of Kayne Notes that wishes to purchase additional Kayne Notes of the same series (in each case, a “Potential Beneficial Owner”), may submit bids to its Broker-Dealer in which it offers to purchase such principal amount of outstanding Kayne Notes of such series specified in such bid if the Applicable Rate for such series determined on such Auction Date shall be higher than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of such series specifying a rate higher than the Maximum Rate for such series on the Auction Date therefor will not be accepted.

      Each Broker-Dealer shall submit in writing, which shall include a writing delivered via e-mail or other electronic means to the Auction Agent, prior to the submission deadline on each Auction Date, all orders for Kayne Notes of a series subject to an auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by us) as an existing Beneficial Owner in respect of Kayne

Notes subject to orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Beneficial Owner in respect of Kayne Notes subject to orders submitted to it by Potential Beneficial Owners. However, neither we nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order in respect of Kayne Notes held by it or by its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an order in respect of Kayne Notes held by it. A Broker-Dealer also may submit orders to the Auction Agent for its own account as an Existing Beneficial Owner or Potential Beneficial Owner, provided it is not an affiliate of us.

      If Sufficient Clearing Bids for a series of Kayne Notes exist (that is, the aggregate principal amount of outstanding Kayne Notes of such series subject to submitted bids of Potential Beneficial Owners specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all rate periods) for such series exceeds or is equal to the sum of the aggregate principal amount of outstanding Kayne Notes of such series subject to submitted Sell Orders), the Applicable Rate for such series for the next succeeding rate period will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Beneficial Owners and Potential Beneficial Owners, would result in Existing Beneficial Owners and Potential Beneficial Owners owning the aggregate principal amount of Kayne Notes of that series available for purchase in the auction. If Sufficient Clearing Bids for a series of Kayne Notes do not exist (other than because all of the outstanding Kayne Notes of such series are subject to Submitted Hold Orders), then the Applicable Rate for all Kayne Notes of such series for the next succeeding rate period thereof will be equal to the Maximum Rate for such series. In such event, Beneficial Owners of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such auction all aggregate principal amount of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Beneficial Owners of a series of Kayne Notes, the Applicable Rate for all Kayne Notes of such series for the next succeeding rate period will be the All Hold Rate.

      The auction procedures include a pro rata allocation of Kayne Notes for purchase and sale, which may result in an Existing Beneficial Owner continuing to hold or selling, or a Potential Beneficial Owner purchasing, a number of Kayne Notes of a series of Kayne Notes that is less than the number of Kayne Notes of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Beneficial Owners or Potential Beneficial Owners in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

      Settlement of purchases and sales will be made on the next Business Day (also an Interest Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

Secondary Market Trading and Transfer of Kayne Notes

      The Broker-Dealers may maintain a secondary trading market of Kayne Notes outside of auctions, but are not obligated to do so, and may discontinue this activity at any time. We can provide no assurance that this secondary trading market of Kayne Notes will provide owners with liquidity of investment. Kayne Notes are not listed on any exchange or automated quotation system. Investors who purchase Kayne Notes in an auction for a Special Rate Period should note that, because the interest rate on such Kayne Notes will be fixed for the length of such rate period, the value of Kayne Notes may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.

      A Beneficial Owner or an Existing Beneficial Owner may sell, transfer or otherwise dispose of an aggregate principal amount of Kayne Notes only in $25,000 increments and only as follows:

(1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the auction procedures,

(2) to or through a Broker-Dealer, or

(3) by transferring Kayne Notes to us or any affiliate;

provided, however, that (a) a sale, transfer or other disposition of an aggregate principal amount of Kayne Notes from a customer of a Broker-Dealer listed on the records of that Broker-Dealer as the holder of such Kayne Notes to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Beneficial Owner of Kayne Notes so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by us) to whom such transfer is made shall advise the Auction Agent of such transfer.

INVESTMENT OBJECTIVE AND POLICIES

      Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and, therefore, we may not change it without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

      We consider the following investment policies non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that stockholders receive at least 60 days’ prior written notice of any change:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	Under normal market conditions, we intend to invest 50% (but not less than 40%) of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we intend to invest 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated at least B3 by Moody’s Investors Service, Inc. and at least B- by Standard & Poor’s at the time of purchase, or comparably rated by another rating agency. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	We may issue or use Leverage Instruments in an aggregate amount up to 30% of our total assets inclusive of Leverage Instruments.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

      Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. We also may, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

      For a more complete discussion of our portfolio composition, see “— Our Portfolio.”

About Kayne Anderson

      Kayne Anderson Capital Advisors, L.P. is our investment adviser, responsible for implementing and administering our investment strategy. The business of Kayne Anderson was begun in 1984 by its founders, Richard Kayne and John Anderson, with the same philosophy it follows today of investing for absolute returns (as opposed to relative performance against a benchmark index) on a risk-adjusted basis through a disciplined investment process. Its investment strategies seek to identify and exploit investment niches that it believes are less well understood and generally not followed by the broader investor community. As of December 31, 2004, Kayne Anderson managed approximately $3.1 billion. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998 and currently manages more than $1.2 billion in this sector. We believe that Kayne Anderson’s knowledge of and relationships within the MLP market enables it to identify and take advantage of both public and private MLP investment opportunities.

      Kayne Anderson’s management of our portfolio is led by three of its senior managing directors, J.C. Frey, David Fleischer and Kevin McCarthy, who together have more than 50 years of experience in the investment industry. Messrs. Frey and Fleischer focus on our investments in publicly traded securities of MLPs and other Midstream Energy Companies. Mr. McCarthy, our Chief Executive Officer, focuses on our private investments.

      Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Mr. Fleischer joined Kayne Anderson in January 2004 from Goldman, Sachs & Co. where he was responsible for investment research of MLPs, natural gas companies and gas utilities, served on the firm’s Investment Policy and Stock Selection Committee and was the business unit leader for the firm’s energy research. Mr. McCarthy joined Kayne Anderson in June 2004 from UBS Securities LLC where he was global head of energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry.

      We also draw on the experience and expertise of other senior professionals at Kayne Anderson, including its Chief Executive Officer Richard Kayne, and its Chief Investment Officer Robert Sinnott. Messrs. Kayne and Sinnott have approximately 70 years of combined investment experience and have been principally responsible for executing Kayne Anderson’s energy industry investments in general, and its private investments in MLPs, in particular.

      We believe that Kayne Anderson is particularly qualified and positioned both to identify appropriate publicly traded market MLP investment opportunities and to source and structure private investments in MLPs due to the following:

Management Expertise in Alternative Investing. Kayne Anderson has pursued alternative investment strategies for more than two decades. Kayne Anderson currently manages private equity and other alternative investments in public and private companies across 13 investment funds and a limited number of separate accounts.

Substantial MLP Market Knowledge and Industry Relationships. Through its activities as a leading investor in MLP securities, Kayne Anderson has developed a wide breadth of expertise and important relationships with industry managers in the MLP sector. We believe that Kayne Anderson’s industry knowledge and relationships will enable us to capitalize on opportunities to source investments in MLPs that may not be readily available to other investors. These investment opportunities are expected to include purchasing larger blocks of limited partner interests, often at discounts to market prices, non-controlling general partner interests and positions in companies expected to form an MLP. We also believe that Kayne Anderson’s substantial MLP market knowledge provides it with the ability to recognize long-term trends in the industry and to identify differences in value among individual MLPs, which we believe will benefit our portfolio of public investments in MLPs and other Midstream Energy Companies.

Extensive Transaction Structuring Expertise and Capability. Kayne Anderson has industry-leading experience structuring investments in MLP securities. This experience, combined with Kayne Anderson’s ability to engage in regular dialogue with industry participants and other large holders of MLP securities to better understand the capital needs of prospective portfolio companies, give it an advantage in structuring transactions mutually attractive to us and the portfolio company. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the sector. These investments may include subordinated units, restricted common units or general partner interests.

Ability to Trade Efficiently in a Relatively Illiquid Market. We believe that Kayne Anderson’s ability to generate favorable returns on public investments in MLPs is aided by its substantial experience actively trading MLPs and similar securities. Through its affiliated broker-dealer, Kayne Anderson maintains its own trading desk, providing it with the ability to understand day-to-day market conditions for MLP securities, which have historically been characterized by lower daily trading volumes than comparable corporate equities. We believe that Kayne Anderson’s direct equity market access enables it to make better informed investment decisions and to execute its investment strategy with greater efficiency and speed.

Investment Process

      Kayne Anderson seeks to identify securities that offer a combination of quality, growth and yield intended to result in superior after-tax total returns over the long term. Kayne Anderson’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, Kayne Anderson generally looks for, among other things, a strong record of distribution or dividend growth, solid ratios of debt to equity and debt to cash flow, appropriate coverage ratios with respect to distributions to unit holders, attractive incentive distribution structures and a respected management team. Based on these and other considerations, Kayne Anderson assesses an issuer’s future business prospects, strategy and expected financial performance in making an investment decision.

      A portion of the publicly traded securities in our portfolio is expected to be comprised of a set of longer-term core holdings reflecting Kayne Anderson’s views of issuer fundamentals based on the application of the selection process described above. The balance of the portfolio’s publicly traded securities will consist of shorter-term investments reflecting Kayne Anderson’s views of the anticipated impact of near-term catalysts, such as pending equity issuances, pending announced acquisitions, rating agency actions, research analyst commentary and other issuer-specific developments.

      Kayne Anderson seeks to identify potential private investments through its dialogue with management teams, members of the financial community and energy industry participants with whom Kayne Anderson’s investment professionals have long-term relationships. Kayne Anderson seeks to pursue opportunities to make negotiated direct investments in issuers where its analysis indicates a need for additional capital. Kayne Anderson also seeks opportunities to purchase outstanding securities on favorable terms from holders who have a desire but limited ability to monetize their holdings.

Market Opportunity

      We invest principally in MLPs. We believe that this strategy offers an opportunity for attractive risk-adjusted returns based on several characteristics of MLPs, including the following:

•	MLPs provide steady distributions with attractive growth profiles. During the period from January 1, 1998 through December 31, 2004, publicly-traded energy-related master limited partnerships provided an average annual yield of 8.5%. Additionally, during that same time period, distributions from these master limited partnerships increased at a compounded average annual rate of 6.6%. Currently, these master limited partnerships provide a 6.6% average yield. This historical information is for the energy-related master limited partnerships that are currently traded publicly (fewer than 35), and is derived by us from financial industry databases and public filings. We believe that current market conditions are conducive for continued growth in distributions. However, there can be no assurance that these levels will be maintained in the future.

•	MLPs operate strategically important assets that typically generate stable cash flows. MLPs operate in businesses that are necessary for providing consumers with access to energy resources. We believe that due to the fee-based nature and long-term importance of their midstream energy assets, MLPs typically generate stable cash flows throughout economic cycles. Additionally, certain businesses operated by MLPs are regulated by federal and state authorities that ensure that rates charged are fair and just. In most cases, such regulation provides for highly predictable cash flows.

•	The MLP midstream energy sector has high barriers to entry. Due to the high cost of constructing midstream energy assets and the difficulty of developing the expertise necessary to comply with the regulations governing the operation of these assets, the barriers to enter the midstream energy sector are high. Therefore, currently existing MLPs with large asset bases and significant operations enjoy a competitive advantage over other entities seeking to enter the sector.

•	Due to a lack of broad institutional following and limited retail focus, the MLP market experiences inefficiencies which can be exploited by a knowledgeable investor. Historically, there have been potential adverse consequences of MLP ownership for many institutional investors, including registered investment companies. Further, because MLPs generate unrelated business taxable income (“UBTI”), typically they are not held by tax-exempt investors such as pension plans, endowments, employee benefit plans, or individual retirement accounts. Also, income and gains from MLPs are subject to the Foreign Investment in Real Property Tax Act (“FIRPTA”), limiting the investment by non-U.S. investors in the sector. As a result, MLPs are held predominantly by taxable U.S. retail investors. Further, due to the limited public market float for MLP common units and tax-reporting burdens and complexities associated with MLP investments, MLPs appeal only to a segment of such retail investors. Due to this limited, retail-oriented focus, the market for MLPs can experience inefficiencies which can be exploited by a knowledgeable investor.

      We believe that the attractive characteristics of MLPs are further supported by the positive dynamics currently affecting the midstream energy sector, including the following:

•	MLPs are well-positioned to capitalize on the ongoing divestitures of midstream energy assets. As major oil and gas companies continue to focus on international opportunities and core exploration and production activities, these companies continue to sell many of their North American midstream energy assets. Additionally, certain utilities and energy merchants are selling their midstream energy assets, in part to improve their credit profiles. MLPs, as tax pass-through entities, have cost of capital advantages over corporate purchasers. As a result, MLPs have been active acquirors of midstream energy assets over the last several years. We believe this large pool of midstream energy assets should provide MLPs with significant acquisition opportunities to augment their internal growth prospects.

•	Many MLPs have significant available capacity which allows them to benefit disproportionately from a growing economy. As the overall economy expands, energy demand increases and in certain cases, rates for assets owned by MLPs increase. Many of the MLPs in which we intend to invest have significant additional available operating capacity. As a result, these MLPs benefit from significant economies of scale and can expand production at relatively low cost levels. Small increases in energy demand can result in significant growth in the distributable cash flows for such MLPs. We believe this internal growth is an important component of MLPs’ ability to increase distributions.

Description of MLPs

      Master Limited Partnerships. MLPs are limited partnerships, the partnership units of which are listed and traded on a U.S. securities exchange. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

      MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages.

Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner also is eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

      MLPs in which we invest are currently classified by us as pipeline MLPs, propane MLPs and coal MLPs.

•	Pipeline MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline); (b) gathering, transporting, storing and terminalling of crude oil; and (c) transporting (usually via pipelines, barges, rail cars and trucks), storing and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs also may operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

      For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

      At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

      Equity Securities of MLPs. The table below summarizes the features of equity securities of MLPs, including common units, subordinated units, I-Shares and general partner interests, and a further discussion of these securities follows.

SUBORDINATED
	COMMON UNITS	UNITS	I-SHARES	GENERAL PARTNER

VOTING RIGHTS	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights	Typically Board participation; votes on MLP operating strategy and direction

DISTRIBUTION PRIORITY	First right to minimum quarterly distribution (“MQD”) specified in partnership agreement; arrearage rights	Second right to MQD; no arrearage rights	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares	Same as common units; entitled to incentive distribution rights

DISTRIBUTION RATE	Minimum asset in partnership agreement; participate pro rata with subordinated unit holders after MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units	Participate pro rata partly with common units and partly with subordinated units up to MQD; entitled to incentive distribution at target levels above MQD

TRADING	Listed on NYSE, AMEX and NASDAQ	Typically not publicly traded	Listed on NYSE	Not publicly traded; can be owned by publicly traded entity

TAXES	Ordinary income to the extent of taxable income allocated to holder; tax-free return of capital thereafter to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced	Ordinary income to extent that (1) taxable income is allocated to holder (including all incentive distributions) and (2) tax depreciation is insufficient to cover fair market value depreciation owed to limited partners

INVESTORS	Primarily retail	Founders and sponsoring parent entities, corporate general partners of MLPs, entities that sell assets to MLPs, and investors such as us	Primarily institutional	Founders and sponsoring parent entities, corporate general partners of MLPs, entities that sell assets to MLPs, and investors such as us

LIQUIDATION PRIORITY	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)	After payment of required amounts to limited partners

CONVERSION RIGHTS	Not applicable	One-to-one ratio into common units	None	None

Common Units

      MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions, as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Subordinated Units

      MLP subordinated units typically are issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors such as us. We expect to purchase subordinated units directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

      MLP subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

I-Shares

      I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the NYSE.

General Partner Interests

      General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

      Equity Securities of Publicly Traded Midstream Energy Companies. Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions. We intend to invest in securities of MLP affiliates as part of our investment in Midstream Energy Companies. MLP affiliates include entities that own general partner interests or, in some cases, subordinated units, registered or unregistered common units or other limited partner interests in an MLP.

      Securities of Private Companies. Our investments in the debt or equity securities of private companies operating midstream energy assets typically are made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

      Debt Securities. The debt securities in which we may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Our investments, if any, in below investment grade or unrated debt securities, are rated at the time of investment, at least B- by Standard & Poor’s or B3 by Moody’s Investors Service, Inc. or a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

      Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Kayne Anderson’s research and credit analysis is a particularly important part of managing securities of this type. Kayne Anderson attempts to identify those issuers of below investment grade and unrated debt securities whose financial condition Kayne Anderson believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Kayne Anderson’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

      Temporary Defensive Position. During periods in which Kayne Anderson determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. Kayne Anderson’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, we may not pursue or achieve our investment objective.

Investment Practices

      Hedging and Other Risk Management Transactions. We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

      We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the effective yield paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Derivatives Risk” at page 21 in the prospectus and “Investment Policies” in our SAI for a more complete discussion of these transactions and their risks.

      We also may short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times.

      “Risk Factors — Short Sales Risk” at page 22.

      Use of Arbitrage and Other Strategies. We may use various arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs or between MLPs and their affiliates; write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio; or, purchase call options or enter into swap contracts to increase our exposure to MLPs; or sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same company. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Short Sales Risk” at page 22.

      We may write (or sell) covered call options on the securities of MLPs or other securities held in our portfolio. We do not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. Currently, these strategies do not comprise a substantial portion of our investments, nor do we expect them to do so in the future. See “Risk Factors — Derivatives Risk” at page 21.

      We may engage in short sales. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 10% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 5% of our total assets. See “Risk Factors — Short Sales Risk” at page 22.

      Portfolio Turnover. We anticipate that our annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover may result in our recognition of gains that will increase our tax liability and thereby lower amount of after-tax cash available for the payment of interest on Kayne Notes. See “Tax Matters” at page 60.

MANAGEMENT

Directors and Officers

      Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by Kayne Anderson. Our Board currently consists of five Directors. As indicated, a majority of our Board consists of Directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent Directors”. The Board of Directors elects our officers, who serve at the Board’s discretion. The following table includes information regarding our Directors and officers, and their principal occupations and other affiliations during the past five years. The address for all Directors and officers is 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067. We are the only investment company in the Kayne Anderson fund complex that is overseen by the Directors.

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Independent Directors
Anne K. Costin* (born 1950)	Director	3-year term/served since July 2004	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York City. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	None.
Steven C. Good (born 1942)	Director	2-year term/ served since July 2004	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Arden Realty, Inc.; OSI Systems, Inc.; and Big Dog Holdings, Inc.
Terrence J. Quinn (born 1951)	Director	3-year term/served since July 2004	Mr. Quinn is Chairman and CEO of Total Capital Corp., a start-up specialty commercial finance company. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly traded and privately held small to mid-sized companies in the healthcare industry. Mr. Quinn was a director and vice chairman of The Park Associates, Inc., a privately owned nursing home company chain.	NMC, Inc.
Michael B. Targoff (born 1944)	Director	1-year term/served since inception	Mr. Targoff is a founder of Michael B. Targoff and Co., which was started in 1998 to seek active or controlling investments in telecommunications and related industries. From January 1996 through January 1998, Mr. Targoff was President and Chief Operating Officer of Loral Space and Communications Ltd.	Communication Power Industries; ViaSat; Infocrossing; and Leap Wireless International.

Other
	Position(s)			Directorships
	Held with	Term of Office/		Held by
Name (Year Born)	Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer

Interested Director And Officers
Kevin S. McCarthy** (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	2-year term as a director, 1-year term as an officer/served since July 2004	Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson since June 2004. From November 2000 to May 2004, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From July 1997 to November 2000, Mr. McCarthy led the energy investment banking activities of PaineWebber Incorporated. From July 1995 to March 1997, he was head of the Energy Group at Dean Witter Reynolds.	None.
Ralph Collins Walter (born 1946)	Chief Financial Officer and Treasurer	1-year term/served since inception	Mr. Walter has served as the Chief Operating Officer and Treasurer of Kayne Anderson since 2000. Before joining Kayne Anderson, he was the Chief Administrative Officer at ABN AMRO Inc., the U.S.-based, investment-banking arm of ABN-AMRO Bank.	Knox College
David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	1-year term/served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None.

*	Solely as a result of her relationship with one of the underwriters in our initial public offering and this offering, Ms. Costin is expected to be considered an “interested person” of Kayne Anderson MLP Investment Company as defined in the 1940 Act until six months after the completion of this offering.

**	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with Kayne Anderson, our investment adviser.

      Under our Charter, our Directors are divided into three classes. Each class of Directors will hold office for a three-year term. However, the initial directors of the three classes have initial terms of one, two and three years, respectively, and the initial directors will hold office until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board and its committees, is set forth under “Management” in our SAI.

Investment Adviser

      Kayne Anderson is our investment adviser. Kayne Anderson also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. Kayne Anderson is a California limited partnership and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984. It has invested in MLPs since 1998.

      Kayne Anderson’s management of our portfolio is led by three of its senior managing directors, J.C. Frey, David Fleischer and Kevin McCarthy. We also draw on the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its Chief Investment Officer, Robert V. Sinnott, as well as Richard J. Farber, Stephen Smith and James Baker.

      J.C. Frey is a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

      David Fleischer is a Senior Managing Director of Kayne Anderson, providing analytical support in the areas of MLPs and other Midstream Energy Company investments. Mr. Fleischer joined Kayne Anderson from Goldman, Sachs & Co. in January 2004. As a former managing director of Goldman Sachs, Mr. Fleischer served on its Investment Policy and Stock Selection Committees for 10 years and was the business unit leader for the firm’s energy research. He was responsible for investment research of MLPs, natural gas companies and gas utilities. During that time period, Mr. Fleischer was consistently ranked as one of Wall Street’s top natural gas analysts by Institutional Investor magazine. Mr. Fleischer was with Goldman Sachs from 1992 to 2003. Prior thereto, he was an analyst with Prudential Securities, Sanford C. Bernstein & Co. and Morgan Guaranty Trust Company between 1976 and 1992. He graduated from the University of Pennsylvania with a BA degree in Economics in 1970 and an MBA degree in Finance in 1976. Mr. Fleischer was a commissioned officer in the U.S. Navy from 1970 to 1974, where he attained the rank of Lieutenant Commander. He is a Chartered Financial Analyst.

      Kevin S. McCarthy is our Chief Executive Officer. He is also a Senior Managing Director of Kayne Anderson. Mr. McCarthy joined Kayne Anderson in June 2004 from UBS Securities LLC where he was global head of energy. From November 2000 to May 2004, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. Mr. McCarthy was with UBS Securities from 2000 to 2004. From July 1997 to November 2000, Mr. McCarthy led the energy investment banking activities of PaineWebber Incorporated. From July 1995 to March 1997, he was head of the Energy Group at Dean Witter Reynolds. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

      Richard A. Kayne is Chief Executive Officer of Kayne Anderson, its affiliated investment adviser, Kayne Anderson Rudnick Investment Management, LLC, and its affiliated broker-dealer, KA Associates, Inc. He began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. He earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

      Robert V. Sinnott is Chief Investment Officer and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University.

      Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. He also provides analytical support in the MLP area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. He also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, he received his MBA degree in Finance from UCLA’s Anderson School of Management.

      Stephen Smith is a Managing Director of Kayne Anderson. Mr. Smith provides analytical support in the MLP area and is responsible for client relations. Mr. Smith joined Kayne Anderson in 2002. From 2000 to 2002, Mr. Smith was an Associate with Goldman, Sachs, Inc.’s Telecommunications, Media and Entertainment investment banking group. In 1999, he was a summer associate in corporate finance with Salomon Smith Barney while attending graduate business school. From 1997 to 1998, Mr. Smith was an analyst with Kayne Anderson. He received a BBA degree in Marketing and Finance from the University of Texas at Austin in 1993 and an MBA degree in Finance from UCLA’s Anderson School of Management in 2000.

      James C. Baker is a Managing Director of Kayne Anderson, providing analytical support in the MLP area. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

      Our statement of additional information provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

      Kayne Anderson’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.

Investment Management Agreement

      Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and Kayne Anderson, we have agreed to pay Kayne Anderson a basic management fee at an annual rate of 1.75% of our average total assets, adjusted upward or downward (by up to 1.00% of our average total assets), depending on the extent to which, if any, our investment performance for the relevant performance period exceeds or trails our “Benchmark” over the same period. Our Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Our Benchmark for the 12-month period ended December 31, 2004 was 24.9%.

      The following table indicates the performance of the Standard & Poor’s 400 Utilities Index since inception in 1995:

		Benchmark
		(Standard & Poor’s
	Standard & Poor’s	400 Utilities Index
Year	400 Utilities Index	plus 6.00%)

1995	31.3%	37.3%
1996	9.2%	15.2%
1997	29.6%	35.6%
1998	7.6%	13.6%
1999	(11.7)%	(5.7)%
2000	55.9%	61.9%
2001	(9.3)%	(3.3)%
2002	(11.5)%	(5.5)%
2003	26.2%	32.2%
2004	18.9%	24.9%

Average annual return inception to 12/31/2004	14.6%	20.6%

Source: Bloomberg.

      Calculation of the Performance Adjustment to the Management Fee. Each 0.01% of difference of our performance compared to the performance of the Benchmark is multiplied by a performance adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). Thus, an annual excess performance difference of 5.00% or more between our performance and the Benchmark would result in an annual maximum performance adjustment of 1.00%. This formula requires that our performance exceed the performance of the Benchmark before any upward adjustment is made to the management fee. If our performance is below the performance of the Benchmark, the management fee would be adjusted downward.

      Here are hypothetical examples of how the adjustment would work (using annual rates):

	Benchmark
	(Standard & Poor’s	Basic	Performance	Total
Performance of our	400 Utilities Index	Management	Fee	Management
Portfolio(1)	plus 6.00%)	Fee	Adjustment	Fee

20.00% or higher	15.00%	1.75%	1.00%	2.75%
18.00%	15.00%	1.75%	0.60%	2.35%
15.00%	15.00%	1.75%	0.00%	1.75%
12.00%	15.00%	1.75%	(0.60)%	1.15%
10.00% or lower	15.00%	1.75%	(1.00)%	0.75%

(1)	We calculate our performance for a given period on a per share basis as a fraction, the numerator of which is the sum of (W) our net asset value at the end of the period minus our net asset value at the beginning of the period, (X) any dividends or distributions paid by us during the period, (Y) taxes paid during or accrued (on a net basis) for the period, and (Z) management fees paid for the period, and the denominator of which is our net asset value at the beginning of the period.

      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. Until we have completed our first full fiscal year, for purposes of calculating the performance adjustment, our initial net asset value is calculated net of the underwriting discount of our initial public offering of common stock.

      Because the performance adjustment is based on a comparison of our performance with the Benchmark, the controlling factor (regarding such adjustment) is not whether our performance is up or down, but whether it is up or down relative to the Benchmark. Moreover, our comparative investment record is based solely on the relevant performance period without regard to the cumulative performance over a longer period. It is possible for high past performance to result in a management fee payment by us that is higher than current performance would otherwise produce.

      For the period beginning with the commencement of our operations through the end of our first 12 months of operations (September 30, 2005), on a quarterly fiscal basis we pay Kayne Anderson a minimum management fee calculated at an annual rate of 0.75%. The basic management fee rate of 1.75% plus or minus any performance adjustment will be calculated at the end of our first 12 months of operations based on our performance to that date from the commencement of our operations. We will then calculate the total management fee based on the average total assets for the prior 12 months, subtract the minimum management fee, and pay the balance of the management fee to Kayne Anderson. After this initial period, the basic management fee and the performance adjustment will be calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees in excess of those paid will be accrued monthly.

      For purposes of calculation of the management fee, the “average total assets” for the prior 12 months shall be determined on the basis of the average of our total assets for each month in such period. Total assets for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by us and any accrued taxes). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

      In addition to Kayne Anderson’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

DESCRIPTION OF CAPITAL STOCK

      The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

      Our authorized capital stock consists of 200,000,000 shares of stock, $0.001 par value per share, all of which is initially classified as common stock. Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that our Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland Law, our stockholders generally are not personally liable for our debts and obligations.

Common Stock

      All shares of our outstanding common stock have equal rights as to earnings, assets, dividends and voting and have been duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

      Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued. We may elect to issue preferred stock as part of our leverage strategy. During the second quarter of 2005, we also intend to issue ARP Shares, having a $25,000 liquidation preference per share, in an aggregate amount representing approximately 6% of total assets. In addition, we may issue additional ARP Shares in the future. The ARP Shares are intended to increase funds available for our investment. This practice, which is known as leverage, is speculative and involves significant risks.

      Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

      Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors. The remaining directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our directors at any time two years’ dividends on any preferred stock are unpaid.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

      The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

      Classified Board of Directors. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

      Election of Directors. Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

      Number of Directors; Vacancies; Removal. Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

      Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

      Action by Stockholders. Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

      Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or

(3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

      Calling of Special Meetings of Stockholders. Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

      Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

Closed-End Structure

      Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Possible Conversion to Open-End Fund Status

      Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock and certain other Borrowings (such as Kayne Notes) then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to an open-end company, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

      The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.

      This section summarizes the material U.S. federal income tax consequences of owning Kayne Notes for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation of Kayne Anderson MLP Investment Company

      We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our taxable income. We are also obligated to pay state income tax on our taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we have to report our allocable share of the MLP’s taxable income in computing our taxable income. We expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized in the future. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to make required interest, principal and redemption payments to holders of Kayne Notes. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is generally 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax. We accrue deferred tax liabilities associated with unrealized capital gains on our investments.

      In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

      Currently, we do not expect to elect to be treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Thus, the regulated investment company taxation rules have no current application to us.

Federal Income Tax Classification of Kayne Notes

      Under present law, we are of the opinion that Kayne Notes constitute indebtedness of ours for federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to Kayne Notes consistent with this characterization.

Taxation of Interest on Kayne Notes

      Payments or accruals of interest on Kayne Notes will generally be taxable to you as ordinary income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Kayne Notes

      Initially, your tax basis in Kayne Notes acquired will generally be equal to your cost to acquire such Kayne Notes. This basis will increase by the amount, if any, that you are required or elect to include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such Kayne Notes, as discussed below. When you sell or exchange any of your Kayne Notes, or if any of your Kayne Notes are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax in the manner described above under “Taxation of Interest”) and your tax basis in Kayne Notes relinquished.

      Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your Kayne Notes generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed Kayne Notes were held for more than one year and will be short-term capital gain or loss if the disposed Kayne Note was held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after 2008) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). A holder’s ability to deduct capital losses may be limited.

Amortizable Premium

      If you purchase Kayne Notes at a cost greater than the stated principal amount, plus accrued interest, you will be considered to have purchased Kayne Notes at a premium, and you may generally elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the Kayne Notes. If you make the election to amortize the premium, the election generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the Internal Revenue Service (“IRS”). If you elect to amortize the premium, you will be required to reduce your tax basis in Kayne Notes by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in Kayne Notes. Therefore, if you do not elect to amortize the premium and you hold Kayne Notes to maturity, you generally will be required to treat the premium as a capital loss when Kayne Notes are redeemed.

Market Discount

      If you purchase Kayne Notes at a price that reflects a “market discount,” any principal payments on, or any gain that you realize on the disposition of Kayne Notes generally will be treated as ordinary interest income to the extent of the market discount that accrued on Kayne Notes during the time you held such Kayne Notes. “Market discount” is defined under the Internal Revenue Code as the excess of the stated redemption price at maturity over the purchase price of the note, except that if market discount is less than 0.25% of the stated redemption price at maturity, multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry Kayne Notes that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of Kayne Notes, or, at your election, under a constant yield method.

      You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of Kayne Notes as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Taxation of Non-U.S. Beneficial Owners

      If you are a non-resident alien individual or a foreign corporation (a “non-U.S. holder”), the payment of interest on Kayne Notes generally will be considered “portfolio interest” and thus will generally be exempt from United States federal withholding tax. This exemption will apply to you provided that (1) interest paid on Kayne Notes is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on Kayne Notes is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly to us through stock ownership and (5) you satisfy the certification requirements described below.

      To satisfy the certification requirements, either (1) the beneficial owner of any Kayne Notes must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds Kayne Notes on behalf of the beneficial owner thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for Kayne Notes held by a foreign partnership and other intermediaries.

      Interest on Kayne Notes received by a non-U.S. holder which is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. holder provides us with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

      Any capital gain that a non-U.S. holder realizes on a sale, exchange or other taxable disposition (including a redemption) of Kayne Notes generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

Information Reporting and Backup Withholding

      In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on Kayne Notes and to the proceeds of the sale of Kayne Notes (including redemption proceeds) paid to U.S. holders other than certain exempt recipients (such as corporations). Information reporting will generally apply to interest payments on Kayne Notes to non-U.S. holders and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. holders, information reporting will apply to the proceeds of the sale of Kayne Notes within the United States or conducted through United States-related financial intermediaries unless the certification requirements described above have been complied with and the statement described above in “Taxation of Non-U.S. Beneficial Owners” has been received (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption.

      We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of Kayne Notes who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described above will satisfy these requirements.

State and Local Taxes

      Interest payments on Kayne Notes may be subject to state and local taxes. Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of Kayne Notes will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

UNDERWRITING

      Lehman Brothers Inc., Citigroup Global Markets Inc. and UBS Securities LLC are acting as underwriters in this offering. Subject to the terms and conditions contained in the underwriting agreement by and among the underwriters, Kayne Anderson and us, dated the date of this prospectus (a copy of which is filed as an exhibit to the registration statement of which this prospectus is a part), the underwriters have agreed to purchase from us, and we have agreed to sell to the underwriters, the number of Kayne Notes set forth below opposite the underwriters name.

	Series A	Series B	Series C
Underwriters	Notes	Notes	Notes

Lehman Brothers Inc.
Citigroup Global Markets Inc.
UBS Securities LLC

      The underwriting agreement provides that the underwriters are obligated to purchase, subject to certain conditions, all Kayne Notes being offered if any are purchased. The conditions contained in the underwriting agreement include requirements that (1) the representations and warranties made by us and by Kayne Anderson to the underwriters are true; (2) there has been no material change in the financial markets, and (3) we and Kayne Anderson deliver customary closing documents to the underwriters.

      After the auction, which includes the newly issued Kayne Notes, payment by each purchaser of Kayne Notes sold through the auction will be made in accordance with the procedures described under “The Auctions.”

Underwriting Discounts

      The underwriters have advised us that they propose to offer Kayne Notes directly to the public at the public offering price presented on the cover page of this prospectus. Underwriting discounts and commissions will be equal to $           per Kayne Note, which is equal to      % of the initial offering price. We will pay all underwriting discounts and commission. Investors must pay for any Kayne Notes on or before March      , 2005. After the offering, the underwriters may change the offering and other selling terms.

Lock-Up Period

      We and Kayne Anderson have each agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of Lehman Brothers Inc. and Citigroup Global Markets Inc., on behalf of the underwriters, sell, contract to sell, or otherwise dispose of any of our senior securities (as defined in the 1940 Act), or any securities convertible into or exchangeable for senior securities or grant any options or warrants to purchase our senior securities other than Kayne Notes. Lehman Brothers Inc. and Citigroup Global Markets Inc., on behalf of the underwriters, in their sole discretion, may together release any of the securities subject to those lock-up agreements at any time without notice.

Indemnification

      We and Kayne Anderson have agreed to indemnify the underwriters against certain liabilities relating to this offering, including liabilities under the Securities Act and liabilities arising from breaches of the representation and warranties contained in the underwriting agreement, and to contribute to payments that the underwriters may be required to make for those liabilities.

Listing

      Kayne Notes, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in Kayne Notes outside of auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for Kayne Notes will develop or, if it does develop, that it will provide holders with a liquid trading market

(i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). We have been advised by the underwriters that they are not obligated to make a market in Kayne Notes between auctions and the market making may be discontinued at any time at their sole discretion.

Electronic Distribution

      A prospectus in electronic format may be made available on the Internet site or through other online services maintained by the underwriters or their affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. The underwriters may allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

      Other than the prospectus in electronic format, the information on the underwriters’ web sites and any information contained in any other web site maintained by any underwriter is not part of the prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by us and should not be relied upon by investors.

Certain Relationships and Fees

      To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, we anticipate that each of Lehman Brothers Inc., Citigroup Global Markets Inc. and UBS Securities LLC may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after they have ceased to be underwriters. We anticipate that Lehman Brothers Inc., Citigroup Global Markets Inc. and UBS Securities LLC or one of their affiliates may from time to time act in auctions as a Broker-Dealer or dealer and receive fees as described under “Description of Kayne Notes.”

Addresses

      The respective addresses of the representatives are: Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, and UBS Securities LLC, 299 Park Avenue, New York, New York 10171.

TRUSTEE, TRANSFER AGENT, REGISTRAR, PAYING AGENT AND REDEMPTION AGENT

      The Bank of New York Trust Company, N.A. will be the Trustee under the Indenture and act as transfer agent, registrar, paying agent and redemption agent with respect to Kayne Notes. Its principal business address is 700 S. Flower Street, Los Angeles, California 90017.

AUCTION AGENT

      The Bank of New York, 101 Barclay Street, New York, New York 10286, will serve as the Auction Agent with respect to Kayne Notes.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

      Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

      The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, an affiliate of our Administrator, is the custodian of our securities and other assets.

      Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL OPINIONS

      Certain legal matters in connection with the Kayne Notes will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP, Los Angeles, California, and for the underwriters by Morrison & Foerster LLP, New York, New York. Paul, Hastings, Janofsky & Walker LLP and Morrison & Foerster LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

(LEHMAN BROTHERS WATERMARK)

$

Senior Notes

Auction Rate Senior Notes

$                                Series A, due [                ], 2045

$                                Series B, due [                ], 2045

$                                Series C, due [                ], 2045

$25,000 Denominations

PROSPECTUS
                        , 2005

LEHMAN BROTHERS

CITIGROUP
UBS INVESTMENT BANK

PART B
STATEMENT OF ADDITIONAL INFORMATION OF
REGISTRANT

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This statement of additional information is not an offer to sell these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 16, 2005
KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ADDITIONAL INFORMATION

     Kayne Anderson MLP Investment Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a recently organized, non-diversified closed-end management investment company.

     This statement of additional information relating to our auction rate senior notes (“Kayne Notes”), Series A, Series B and Series C, is not a prospectus, but should be read in conjunction with our prospectus relating thereto dated [______], 2005. This statement of additional information does not include all information that a prospective investor should consider before purchasing Kayne Notes. Investors should obtain and read our prospectus prior to purchasing Kayne Notes. A copy of our prospectus may be obtained from us without charge by calling (877) 657-3863/MLP-FUND or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

     This statement of additional information is dated [______], 2005.

-i-

INVESTMENT OBJECTIVE

     Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related master limited partnerships, limited liability companies and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). There can be no assurance that we will achieve our investment objective. “Midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

     Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT POLICIES

     Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the prospectus.

     (4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

     (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

     (6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	Under normal market conditions, we intend to invest 50% (but not less than 40%) of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we intend to invest 50% (but not more than 60%) of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated at least B3 by Moody’s Investors Service, Inc. and at least B- by Standard & Poor’s at the time of purchase, or comparably rated by another rating agency. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of private companies.

•	We may issue or use Leverage Instruments in an aggregate amount up to 30% of our total assets inclusive of such Leverage Instruments.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

     Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

     For purposes of the temporary investment positions that we take (see “Investment Objective and Policies — General Partner Interests — Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

     (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

     (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

     (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

OUR INVESTMENTS

     Some Midstream Energy Companies operate as “public utilities” or “local distribution companies,” and are therefore subject to rate regulation by state or federal utility commissions. However, Midstream Energy Companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most MLPs and other Midstream Energy Companies with pipeline assets are subjected to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission (“FERC”) or various state regulatory agencies.

     MLPs and other Midstream Energy Companies typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing operations and pursuing so called “greenfield projects,” which involve building and operating facilities on undeveloped land that is generally cheaper and more flexible in its use than developed urban properties. External growth is achieved by making accretive acquisitions.

     MLPs and other Midstream Energy Companies operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

     MLPs and other Midstream Energy Companies may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

     MLPs and other Midstream Energy Companies are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Additional Information About MLPs

     An MLP is structured as a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership eliminates tax at the entity level.

     An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, the investor becomes a limited partner.

     MLPs are formed in several ways. A nontraded partnership may decide to offer its securities to the public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets’ full value on the marketplace by selling the assets and use the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

     The sponsor or general partner of MLPs, Midstream Energy Companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

     In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

     Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

     When the units are sold, the differences between the sales price and the investor’s adjusted basis equals taxable gain. The limited partner will not be taxed on distributions until (1) the limited partner sells the MLP units and pays tax on the gain, which gain is increased due to the basis decrease due to prior distributions; or (2) the limited partner’s basis reaches zero.

For a further discussion and a description of MLP-related tax matters, see “Tax Matters.”

Below Investment Grade and Unrated Debt Securities

     The below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc., from B- to BB+ by Standard & Poor’s or are comparably rated by another rating agency.

     Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, an investment us is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Midstream Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

     We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

     See Appendix B to this statement of additional information for a description of the ratings used by Moody’s Investors Service, Inc., Fitch Ratings and Standard & Poor’s.

Thinly-Traded Securities

     We may also invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs and common stock of energy companies trade on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”), the NASDAQ Stock Market (“NASDAQ”) or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short-term needs or incurring losses on the sale of thinly-traded securities.

Margin Borrowing

     We may in the future use margin borrowing of up to 30% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Our Use of Derivatives, Options and Hedging Transactions

     We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

     Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.

     Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.

     The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.

     Options on Securities and Securities Indices. We may purchase and write (sell) call and put options on any securities and securities indices.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

     Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. We will write call options only if they are “covered.” A covered call option is a call option with respect to which we own the underlying security. When a covered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.

     All call and put options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

     We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.

     We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.

     Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If we are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

     Swap Agreements. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

     The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

     Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.

     Equity Index Swap Agreements. In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap agreement.

     Credit Default Swap Agreements. We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

     Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

     If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.

     We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.

     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

     At any time after the date of the prospectus and this statement of additional information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

When-Issued and Delayed Delivery Transactions

     We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

     As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser (as defined below), present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser (as defined below) will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

     We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT

Directors and Officers

     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The Directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Terrence J. Quinn, Michael B. Targoff and Kevin S. McCarthy. The Directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.” Due to a relationship with one of the underwriters in our initial public offering and the offering of Kayne Notes, Ms. Costin is expected to be considered an “interested person” of Kayne Anderson MLP Investment Company as defined in the 1940 Act until six months after the completion of the offering of Kayne Notes. Unless noted otherwise, references to our Independent Directors include Ms. Costin.

     Our Board of Directors has three standing committees, the Nominating Committee, the Valuation Committee and the Audit Committee. The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good, Quinn, and Targoff are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. Quinn and McCarthy are members of the Valuation Committee. The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Quinn, and Targoff serve on the Audit Committee. The Audit Committee met twice during the fiscal year ended November 30, 2004.

     Our Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a Director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

     The following table sets forth estimated compensation to be paid by us during our first full fiscal year to the Independent Directors. We have no retirement or pension plans.

		Estimated Total
	Estimated Aggregate	Compensation From Us and
Director	Compensation From Us ($)	Fund Complex ($)(1)
Anne K. Costin	42,000	42,000
Steven C. Good	42,000	42,000
Terrence J. Quinn	42,000	42,000
Michael B. Targoff	42,000	42,000

(1)	The Directors do not oversee any other investment companies managed by our Adviser.

     None of our Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.

     The following table sets forth the dollar range of our equity securities beneficially owned by our Directors as of December 31, 2004:

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of Our Equity	Registered Investment
	Securities Owned by	Companies Overseen by
Director	Director	Director in Fund Complex(1)
Anne K. Costin	$10,000-$50,000	$10,000-$50,000
Steven C. Good	$10,000-$50,000	$10,000-$50,000
Terrence J. Quinn	$10,000-$50,000	$10,000-$50,000
Michael B. Targoff	None	None
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	The Directors do not oversee any other investment companies managed by our Adviser.

     As of March 1, 2005, the Independent Directors (excluding Ms. Costin) and their respective immediate family members did not own beneficially or of record any class of securities of our Adviser or underwriters or any person directly or indirectly controlling, controlled by, or under common control with our Adviser or underwriters. Ms. Costin owns securities issued by, and recently retired from, one of the underwriters in this offering. Accordingly, Ms. Costin is expected to be considered an “interested person” of Kayne Anderson MLP Investment Company as defined in the 1940 Act until six months after the completion of the offering of Kayne Notes.

     As of March 1, 2005, certain officers of Kayne Anderson, including all of our officers, own, in the aggregate, approximately $5 million of our common stock, which is less than one percent of the class outstanding.

INVESTMENT ADVISER

     Kayne Anderson (the “Adviser”), 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, our investment adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions.

     Kayne Anderson acts as our investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

     In addition to the Adviser’s fee, we pay all other costs and expenses of our operations, such as compensation of our Directors (other than those affiliated with our Adviser), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of the Adviser reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of dividends to investors.

     On July 12, 2004, at the initial meeting of the Board of Directors, the Board considered the approval of an Investment Management Agreement with Kayne Anderson. In determining whether to approve the Investment Management Agreement, the Board of Directors reviewed and evaluated information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. At the meeting, the Board considered a number of factors in reviewing and recommending approval of the new Investment Management Agreement, including the nature and quality of the services to be provided. The Board also considered the fees and expenses estimated to be borne by us, and the profitability of the relationship for the Adviser.

     In reviewing the quality of services to be provided to us, the Board of Directors considered performance information for other investment companies managed by Kayne Anderson. The Board considered the quality and depth of Kayne Anderson’s organization in general and of the investment professionals that would provide services to us. The Board reviewed the fees and expenses to be borne by us and noted, among other things, that Kayne Anderson is committed to managing and monitoring our operating expenses. The Board also reviewed the fees charged for closed-end investment companies that have relevant comparable characteristics. The Board noted that some closed-end investment companies that primarily invest in public securities of Midstream Energy Companies were on the lower end of the proposed fulcrum fee. Because we intend to invest approximately 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, the Board also considered the management fees of closed-end investment companies that invest a substantial portion of their assets in private placements, and found that their management fees were on the higher end of the proposed maximum fulcrum fee, and had incentive fees that potentially would substantially exceed the proposed fulcrum fee. On balance, because we have a blend of the characteristics and portfolio composition of both peer groups, the Board determined that the fees to be received by Kayne Anderson were reasonable in relation to the services to be provided. Further, the Board determined that the proposed fulcrum fee would be in the best interests of our shareholders because the management fee rate will not reach the higher end of the fulcrum unless our returns substantially outperform our benchmark index (the Standard & Poor’s 400 Utilities Index) by more than 6.00%.

     The Board examined the ability of the Adviser to provide an appropriate level of support and resources to us and whether the Adviser had sufficiently qualified personnel. The Board reviewed the costs and profitability to the Adviser in providing services to us and reviewed the benefits to be derived by the Adviser from its relationship with us, including the Adviser’s use of soft dollars. The Board also considered the indirect benefits that might be received by the Adviser in advising us.

     Based on the review, the Board, including the Independent Directors, concluded that the proposed management fees and other expenses to be borne by us under the Investment Management Agreement are fair, both absolutely and in comparison with those of other investment companies in the industry, and that stockholders should receive reasonable value in return for paying such fees and expenses. The Board therefore concluded that approving the management arrangement with the Adviser was in the best interests of stockholders and the Company.

CODE OF ETHICS

     We and the Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures. The personal securities transactions of our access persons and those of the Adviser will be governed by the applicable code of ethics.

     The Adviser and its affiliates manage other investment companies and accounts. The Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Adviser on our behalf. Similarly, with respect to our portfolio, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

     We and the Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863/MLP-FUND , or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or submitting an e-mail request at publicinfo@sec.gov.

PROXY VOTING PROCEDURES

     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

     In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When the Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to the Adviser’s Proxy Voting Committee for a final decision. If the Advisor determines that such conflict prevents the Advisor from determining how to vote on the proxy proposal in the best interests of the Company, the Advisor shall either (1) vote in accordance with a predetermined specific policy to the extent that the Advisor’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

     An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how the Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by the Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30, 2005 will be made available on or around August 30, 2005, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at http://www.sec.gov.

     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how the Adviser will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of our fiscal year-end, November 30, 2004. We are the only registered investment company managed by our portfolio managers, Kevin McCarthy, J.C. Frey and David Fleischer. Currently, Messrs. McCarthy and Fleischer do not provide day-to-day portfolio management to any other accounts. Accordingly, there are no material conflicts of interest with respect to other accounts. The management fee we pay to Kayne Anderson is adjusted based on our performance in comparison to an Index. See “Management – Investment Management Agreement” in our prospectus and “Investment Adviser” in our statement of additional information. Our net assets, $792.8 million as of November 30, 2004, are the registered investment company assets and total assets managed by Messrs. McCarthy and Fleischer that are subject to a performance-based fee. Mr. Frey provides day-to-day portfolio management to 8 other accounts (6 pooled investment vehicles with total assets of approximately $776 million; and 2 separate accounts with total assets of $115 million), all of which have advisory fees that are based on the performance of the account. In combination with our assets, Mr. Frey manages approximately $1.6 billion. Mr. Fleischer receives a salary from Kayne Anderson. Messrs. McCarthy and Frey are compensated based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Each of our portfolio managers owns more than $100,000 of our common stock.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the oversight of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its advisees. The best price to the us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser and/or its affiliates. If approved by our Board, the Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

     Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.

     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by the Adviser in servicing some or all of its accounts; not all of such services may be used by the Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.

     Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

NET ASSET VALUE

     We determine the net asset value of our common stock as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares of common stock outstanding.

     Any assets for which (a) reliable market quotations are not available in the judgment of Kayne Anderson or (b) the pricing service does not provide a valuation or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process will be used for such securities:

•	Investment Team Valuation. The applicable investments will initially be valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management of Kayne Anderson. Such valuations will be submitted to the Valuation Committee or the Board of Directors on a monthly basis, and will stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee shall meet on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations will stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations will be subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors will review the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors will meet quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors will consider the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

     Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

      In addition, in fair-valuing our investments, consideration will be given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer or borrower;

•	the fundamental business data relating to the issuer or borrower;

•	an evaluation of the forces which influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer or borrower;

•	the credit quality and cash flow of issuer, based on the Kayne Anderson’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

•	the distributions and coupon payments;

•	the quality, value and saleability of collateral securing the security or loan;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

•	any decline in value over time due to the nature of the assets for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports);

•	the liquidity or illiquidity of the market for the particular portfolio instrument; and

•	other factors deemed relevant.

     Although a trading discount will not normally be applied to freely tradable securities, Kayne Anderson may recommend to the Valuation Committee that such a discount be applied when the relevant trading market is unusually illiquid or limited, or the size of our position is large compared to normal trading volumes over time.

     We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability. Such estimates will be made in good faith and reviewed in accordance with the Valuation Procedures approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

     For publicly traded securities with a readily available market price, the valuation will be as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ will be valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange will be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, will be valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by us using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

     Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

     Because we are obligated to pay corporate income taxes, we accrue tax liability. As with any other liability, our net asset value is reduced by the accruals of our current and deferred tax liabilities (and any tax payments required in excess of such accruals). The allocation between current and deferred income taxes will be determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of our taxable income because of the depreciation and amortization recorded by the MLPs in our portfolio. As a result, a portion of such cash distributions may not be treated by us as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP. We will be able to confirm the portion of each distribution recognized as taxable income as we receive annual tax reporting information from each MLP.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS

General

     Auction Agency Agreement. We have entered into an Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of Kayne Notes so long as the Applicable Rate for Kayne Notes of such series is to be based on the results of an Auction.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the “Broker-Dealer Agreements”) with several Broker-Dealers selected by us, which provide for the participation of those Broker-Dealers in Auctions for Kayne Notes. See “Broker-Dealers” below.

     Securities Depository. The Depository Trust Company (“DTC”) will act as the Securities Depository for the Agent Members with respect to each series of Kayne Notes. One certificate for each series of Kayne Notes will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Kayne Notes contained in the Indenture. The Company also will issue stop-transfer instructions to the transfer agent for each series of Kayne Notes. Cede & Co. will be the holder of record of each series of all Kayne Notes and beneficial owners of such Kayne Notes will not be entitled to receive certificates representing their ownership interest in such Kayne Notes.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the “Agent Member”) in Kayne Notes, whether for its own account or as a nominee for another person.

Concerning The Auction Agent

     The Auction Agent is acting as non-fiduciary agent for us in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Kayne Notes, the Auction Agent’s registry of Existing Holders, the results of auctions and notices from any Broker-Dealer (or other Person, if permitted by the Company) with respect to transfers described under “The Auctions” in the prospectus and notices from us. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after such notice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

     After each auction for Kayne Notes, the Auction Agent will pay to each Broker-Dealer, from funds provided by us, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by us and the Broker-Dealers in the case of any auction immediately preceding a Rate Period of one year or longer, of the purchase price of Kayne Notes placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, Kayne Notes will be placed by a Broker-Dealer if such Kayne Notes were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such Kayne Notes as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such Kayne Notes as a result of the Auction or (iii) a valid Hold Order.

     The Company may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

      The Broker-Dealer Agreements each provide that a Broker-Dealer may submit Orders in auctions for its own account. Any Broker-Dealer submitting an Order for its own account in any auction could have an advantage over other Potential Holders in that it would have knowledge of other Orders placed through it in that auction. A Broker Dealer would not, however, have knowledge of Orders submitted by other Broker-Dealers, if any. As a result of bidding by a Broker-Dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not bid. A Broker-Dealer may also bid in an auction in order to prevent what would otherwise be (a) a failed auction, (b) an “all-hold” auction, or (c) the implementation of an auction rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the auction. A Broker-Dealer may also encourage additional or revised investor bidding in order to prevent an “all-hold” auction. In the Broker-Dealer Agreements, each Broker-Dealer agrees to handle customers’ orders in accordance with its duties under applicable securities laws and rules.

     According to published news reports, the SEC has requested information from a number of broker-dealers regarding certain of their practices in connection with auction rate securities, such as the practices described in the preceding paragraph. The underwriters of this offering have advised us that each of them, as a participant in the auction rate securities markets, has received a letter from the SEC requesting that it voluntarily conduct an investigation regarding certain of its practices and procedures in connection with those markets. The underwriters have informed us that they are cooperating with the SEC in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for Kayne Notes or the auctions therefor.

TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.

Matters Addressed

      This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of Kayne Notes. It does not address all federal income tax consequences that may apply to an investment in Kayne Notes or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of Kayne Notes. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of Kayne Notes, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold Kayne Notes as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold Kayne Notes as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

Tax Characterization for U.S. Federal Income Tax Purposes

     We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make interest payments on Kayne Notes. We are also obligated to pay state income tax on our taxable income, either because the states follow our federal classification as a corporation or because the states separately impose a tax on us.

     The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

     The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

     In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by us.

     Although we intend to hold the interests in the MLPs for investment, we are likely to sell interests in a particular MLP from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our tax basis in an MLP starts with the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for a corporation like us. Thus, we will be subject to federal income tax on our long-term capital gains at ordinary income rates of up to 35%.

     In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

     We will not elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because we intend to invest principally in MLPs, it is not expected that we could meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us.

Tax Consequences to Investors

     The owners of Kayne Notes will be viewed for federal income tax purposes as having income or loss on their investment in Kayne Notes rather than in the underlying MLPs. The owners of Kayne Notes will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

     Past performance is not indicative of future results. At the time owners of Kayne Notes sell their Kayne Notes, they may be worth more or less than the original investment.

EXPERTS

     Our financial statements dated November 30, 2004, appearing in this statement of additional information has been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers, LLP is 350 South Grand Avenue, Los Angeles, California 90071.

TRUSTEE, TRANSFER AGENT, REGISTRAR, PAYING AGENT AND REDEMPTION AGENT

     The Bank of New York Trust Company, N.A. will be the Trustee under the Indenture and act as transfer agent, registrar, paying agent and redemption agent with respect to the Kayne Notes. Its principal business address is 700 S. Flower Street, Los Angeles, California 90017.

AUCTION AGENT

The Bank of New York, 101 Barclay Street, New York, New York 10286, will serve as the Auction Agent with respect to the Kayne Notes.

OTHER SERVICE PROVIDERS

     The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, acts as our custodian. Bear Stearns Funds Management Inc., located at 383 Madison Avenue, 23rd Floor, New York, New York 10179, provides certain administrative services for us. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as our fund accountant providing accounting services.

REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including amendments thereto, relating to our Kayne Notes offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and the Kayne Notes offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson MLP Investment Company:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2004, and the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the period September 28, 2004 (commencement of operations) through November 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
January 21, 2005

FINANCIAL STATEMENTS

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

ASSETS
Investments, at fair value (Cost — $370,133,985)	$380,071,793
Investments in repurchase agreements (Cost — $424,574,278)	424,574,278

Total investments (Cost — $794,708,263)	804,646,071
Cash	47,329
Receivable for securities sold	347,300
Interest receivable	1,477,944
Dividends and distributions receivable	1,124,007
Prepaid expenses	153,984

Total Assets	807,796,635

LIABILITIES
Payable for securities purchased	7,792,693
Investment management fee payable	971,040
Call options written, at fair value (premiums received – $200,995)	610,000
Accrued directors’ fees and expenses	29,808
Accrued expenses and other liabilities	1,039,363
Current taxes	763,047
Deferred taxes	3,754,521

Total Liabilities	14,960,472

TOTAL NET ASSETS	$792,836,163

NET ASSETS CONSIST OF:
Common stock, $0.001 par value (33,165,900 shares issued and outstanding, 200,000,000 shares authorized)	$33,166
Paid-in capital	786,026,645
Undistributed net investment income, net of income taxes	645,381
Accumulated realized gains on investments and securities sold short, net of income taxes	413,689
Net unrealized gains on investments and options, net of income taxes	5,717,282

TOTAL NET ASSETS	$792,836,163

NET ASSET VALUE PER SHARE	$23.91

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

INVESTMENT INCOME
Income
Dividends and distributions	$2,210,157
Return of capital	(1,670,253)

Net dividends and distributions	539,904
Interest	2,067,733

Total Investment Income	2,607,637

Expenses
Advisory fees	971,040
Organizational expenses	150,000
Custodian fees and expenses	122,827
Administration fees	99,156
Audit fees	59,077
Insurance	34,192
Directors’ fees	29,808
Fund accounting fees	21,982
Reports to stockholders	16,739
Legal fees	10,520
Other expenses	16,661

Total Expenses — Before Taxes	1,532,002

Net Investment Income — Before Tax Expense	1,075,635

Current tax expense	(487,254)
Deferred tax benefit	57,000

Net Investment Income	645,381

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS
Realized Gains
Investments	679,542
Securities sold short	9,940
Current tax expense	(275,793)

Net Realized Gains on Investments and Securities Sold Short	413,689

Net Change in Unrealized Gain/(Loss)
Investments	10,089,808
Options	(561,005)
Deferred tax expense	(3,811,521)

Net Change in Unrealized Gain on Investments and Options	5,717,282

Net Realized and Unrealized Gain on Investments, Securities Sold Short and Options	6,130,971

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,776,352

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

OPERATIONS
Net investment income	$645,381
Net realized gain on investments and securities sold short	413,689
Net change in unrealized gain on investments and options	5,717,282

Net Increase in Net Assets Resulting from Operations	6,776,352

CAPITAL SHARE TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	750,000,000
Proceeds from issuance of 3,161,900 shares of common stock in connection with exercising an overallotment option granted to underwriters of the initial public offering	79,047,500
Underwriting discounts and offering costs associated with the issuance of common stock	(43,087,689)

Net Increase in Net Assets from Capital Stock Transactions	785,959,811

Total Increase in Net Assets	792,736,163

NET ASSETS
Beginning of period	100,000

End of period (includes undistributed net investment income of $645,381)	$792,836,163

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,776,352
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Deferred taxes	3,754,521
Amortization for bond premium	58,562
Increase in interest receivable	(1,477,944)
Increase in dividends and distributions receivable	(1,124,007)
Increase in prepaid expenses	(153,984)
Increase in investment management fee payable	971,040
Increase in accrued directors’ fees and expenses	29,808
Increase in accrued expenses and other liabilities	1,039,363
Increase in current taxes	763,047
Premiums received from call options written	200,995
Purchase of investments	(380,098,571)
Net purchase of short-term investments	(424,574,278)
Purchase of put options	(162,000)
Proceeds from sale of investments	16,532,646
Gain on investments	(689,482)
Return of capital distributions	1,670,253
Unrealized appreciation on investments and options	(9,528,803)

Net Cash Used in Operating Activities	(786,012,482)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the issuance of common stock	829,047,500
Underwriting discount and offering costs from the issuance of common stock	(43,087,689)

Net Cash Provided by Financing Activities	785,959,811

NET DECREASE IN CASH	(52,671)

CASH — BEGINNING OF PERIOD	100,000

CASH — END OF PERIOD	$47,329

(1)	Commencement of operations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS
FOR THE PERIOD SEPTEMBER 28, 2004(1) THROUGH NOVEMBER 30, 2004

Per Share Operating Performance(2)
Net asset value, beginning of period	$23.70	(3)
Income from investment operations
Net investment income	0.02
Net realized and unrealized gain on investments, securities sold short and options	0.19

Total income from investment operations	0.21

Net asset value, end of period	$23.91

Per common stock market value, end of period	$24.90

Total investment return based on market value(4)	(0.40)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$792,836
Ratio of expenses to average net assets, before taxes	1.20	% (5)
Ratio of expenses, excluding non-recurring organizational expenses, to average net assets	1.08	% (5)
Ratio of net investment income to average net assets, after taxes	0.50	% (5)
Net increase in net assets resulting from operations to average net assets	5.30	% (5)
Portfolio turnover rate	11.78	% (6)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Ratios are annualized since period is less than one full year.

(6)	Amount not annualized. Calculated based on the sales of $16,879,946 of long-term investments divided by the average long-term investment balance of $143,328,309.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

	No. of
Description	Shares/Units	Value

Long-Term Investments — 47.9%
Equity Investments — 40.0%
Pipeline MLP(a) — 29.7%
Buckeye Partners, L.P.	162,800	$6,686,196
Copano Energy, L.L.C.(b)	66,400	1,638,752
Crosstex Energy, L.P.	66,000	2,047,980
Enbridge Energy Management, L.L.C.(c)	312,768	14,887,763
Enbridge Energy Partners, L.P.	338,000	16,788,460
Energy Transfer Partners, L.P.	98,700	5,327,826
Enterprise Products Partners L.P.	740,515	18,135,212
Genesis Energy, L.P.	53,800	657,436
Holly Energy Partners, L.P.(b)	35,200	1,171,808
Kaneb Pipe Line Partners, L.P.	307,900	18,458,605
Kinder Morgan Management, LLC(c)	1,203,923	49,180,241
Kinder Morgan Management, LLC(c)(d)	1,300,000	52,196,300
Magellan Midstream Partners, L.P.	266,100	15,492,342
MarkWest Energy Partners, L.P.	71,300	3,389,602
Northern Border Partners, L.P.	188,300	8,948,016
Pacific Energy Partners, L.P.	277,200	7,786,548
Plains All American Pipeline, L.P.	122,000	4,505,460
TC PipeLines, LP	7,785	299,723
TEPPCO Partners, L.P.	178,700	7,013,975
Valero L.P.	21,000	1,254,540

		235,866,785

Propane MLP — 5.6%
AmeriGas Partners, L.P.	17,600	526,064
Ferrellgas Partners, L.P.	125,200	2,582,876
Ferrellgas Partners, L.P. — Unregistered(d)	2,098,623	40,539,310
Inergy, L.P.	21,600	633,312

		44,281,562

Shipping MLP — 1.3%
Martin Midstream Partners L.P.	62,600	1,802,880
U.S. Shipping Partners L.P.(b)	328,900	8,206,055

		10,008,935

Coal MLP — 0.2%
Natural Resource Partners L.P.	29,900	1,578,720

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONTINUED)

	No. of
Description	Shares/Units	Value

MLP Affiliates — 2.9%
Atlas America, Inc.(e)	54,100	$1,717,134
Crosstex Energy, Inc.	100,885	4,062,639
Holly Corporation	40,000	1,126,800
Kinder Morgan, Inc.	166,800	11,559,240
MarkWest Hydrocarbon, Inc.	241,900	4,247,764

		22,713,577

Other Midstream Companies — 0.3%
Arlington Tankers Ltd.(b)	122,000	2,802,340

Total Equity Investments (Cost $306,609,767)		317,251,919

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000’s)

Fixed Income Investments — 7.9%
Pipeline MLP — 7.9%
Enterprise Products Operating L.P.	6.375%	02/01/13	$10,000	10,615,460
Kinder Morgan Energy Partners, L.P.	5.000	12/15/13	10,000	9,885,430
Kinder Morgan Energy Partners, L.P.	5.125	11/15/14	5,000	4,936,610
Magellan Midstream Partners, L.P.	5.650	10/15/16	12,000	11,978,544
MarkWest Energy Partners, L.P.	6.875	11/01/14	2,100	2,147,250
Plains All American Pipeline, L.P.	7.750	10/15/12	20,000	23,246,580

	Total Fixed Income Investments (Cost $63,362,218)			62,809,874

	Total Long-Term Investments (Cost $369,971,985)			380,061,793

	No. of
	Contracts

Short-Term Investments — 53.6%
Put Options Purchased — 0.0%
Kinder Morgan, Inc., expiring 01/21/05 @ $60.00(e)	1,000	5,000
Kinder Morgan, Inc., expiring 02/18/05 @ $60.00(e)	500	5,000

Total Put Options Purchased (Cost $162,000)		10,000

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS — (CONCLUDED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

			(000’s)
Repurchase Agreement — 53.6%
Bear, Stearns & Co. Inc. (Agreement dated 11/30/04 to be repurchased at $424,597,276), collateralized by $436,888,298 in U.S. Government and Agencies (Cost $424,574,278)	1.950	12/01/04	$424,574	$424,574,278

Total Short-Term Investments (Cost $424,736,278)				424,584,278

Total Investments Before Options Written — 101.5% (Cost $794,708,263)				804,646,071

	No. of
	Contracts

Liabilities in Excess of Cash and Other Assets — (1.5)%
Call Options Written — (0.1)%
Kinder Morgan, Inc., expiring 01/21/05 @ $65.00(e)	1,000	(520,000)
Kinder Morgan, Inc., expiring 02/18/05 @ $70.00(e)	500	(90,000)

Total Call Options Written (premiums received $200,995)		(610,000)

Other Liabilities in Excess of Cash and Other Assets (1.4)%		(11,199,908)

Total Liabilities in Excess of Cash and Other Assets		(11,809,908)

Net Assets — 100.0%		$792,836,163

(a)	Includes Limited Liability Companies or L.L.C.s.

(b)	Non-income producing; security is expected to pay distributions within the next 12 months.

(c)	Distributions made are paid-in kind.

(d)	Fair valued security. These securities are restricted from public sale. The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs (See Notes 2 and 6).

(e)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

November 30, 2004

1.     Organization

      Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN”.

2.     Significant Accounting Policies

      A.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

      B.     Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

      C.     Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call options written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

      Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Company using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

      The Company holds securities that are privately issued or otherwise restricted. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson Capital Advisors, L.P.’s (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson;

•	Valuation Committee. The Valuation Committee, a committee of the Company’s Board of Directors, meets on an as-needed basis when valuations are not readily determinable. The Valuation Committee’s valuations stands for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and set valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

      At November 30, 2004, the Company held 11.70% of its net assets in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate cost of $92,678,477 and fair value of $92,735,610. Although these securities may be resold in privately negotiated transactions, these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

      Any option transaction that the Company enters into may, depending on the applicable market environment, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

      D.     Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

      E.     Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

      All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

      The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding.

      The Company had no open short sales at November 30, 2004.

      F.     Option Writing — When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

      G.     Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. For the period from September 28, 2004 (commencement of operations) through November 30, 2004, the Company recorded as return of capital the amount of $1,670,253 of dividends and distributions received from MLPs. This resulted in a reduction in the cost basis of the associated MLP investments. Net Realized Gains on Investments and Securities Sold Short and Net Change in Unrealized Appreciation of Investments and Options on the accompanying Statement of Operations includes $82,088 and $1,588,165, respectively, attributable to such dividends and distributions. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

      H.     Dividends to Stockholders — Dividends to stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. The Company’s dividends, for book purposes, will be comprised of return of capital and ordinary income, which is based on the operating results of the Company. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. Since the first dividend paid to stockholders was in January 2005, the Company will inform stockholders of the final character of the dividend during January 2006.

      I.     Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/(losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset is not realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

      The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith and reviewed in accordance with the valuation process approved by the Board of Directors. From time to time the Company modifies its estimates or assumptions regarding the deferred tax liability as new information becomes available. To the extent such estimates or assumptions are modified, the net asset value may fluctuate.

      J.     Organization Expenses and Offering Costs — The Company is responsible for paying all organization expenses, which were expensed when the shares were issued. Such costs approximated $150,000. Offering costs related to the issuance of common stock were charged to additional paid-in capital when the shares were issued. Such costs approximated $1,635,000.

      K.     Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

      The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company will be derived from the investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

      The Company has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provide investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company.

      Pursuant to the Investment Management Agreement the Company has agreed to pay the Adviser a basic management fee at an annual rate of 1.75% of the Company’s average total assets, adjusted upward or downward (by up to 1.00% of the Company’s average total assets, as defined), depending on to what extent, if

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

any, the Company’s investment performance for the relevant performance period exceeds or trails the Company’s “Benchmark” over the same period. The Company’s Benchmark is the total return (capital appreciation and reinvested dividends) of the Standard & Poor’s 400 Utilities Index plus 600 basis points (6.00%). Each 0.01% of difference of the Company’s performance compared to the performance of the Benchmark is multiplied by a performance fee adjustment of 0.002%, up to a maximum adjustment of 1.00% (as an annual rate). The Company calculates the total management fee based on the average total assets for the prior 12 months. For the period beginning with the commencement of the Company’s operations through the end of the Company’s first 12 months of operations (the “Initial Period”), on a quarterly fiscal basis the Company pays the Adviser a minimum management fee calculated at an annual rate of 0.75%. After this Initial Period, the basic management fee and the performance fee adjustment will be calculated and paid quarterly beginning with the quarter ending November 30, 2005, using a rolling 12-month performance period. Management fees in excess of those paid will be accrued monthly.

      The performance record for the Benchmark is based on the change in value of the Benchmark during the relevant performance period. During the Company’s first fiscal year, for purposes of calculating the performance fee adjustment, the Company’s initial net asset value is calculated net of the underwriter discount. At November 30, 2004, the Company has recorded accrued management fees at the annual rate of 0.75% based on the Company’s investment performance for the period September 28, 2004 through November 30, 2004.

      For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

      For the period September 28, 2004 through November 30, 2004, KA Associates, an affiliate of the Adviser, earned approximately $5,057 in brokerage commissions from portfolio transactions executed on behalf of the Company.

5.     Income Taxes

      Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2004 are as follows:

Deferred tax assets:
Organization costs	$(57,000)
Deferred tax liabilities:
Unrealized gains on investment securities	3,176,229
Distributions received from MLPs	635,292

Total net deferred tax liability	$3,754,521

      The components of income tax expense include $3,285,206 and $469,315 for deferred federal income taxes and state income taxes (net of the federal tax benefit), respectively.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

      Total income taxes have been computed by applying the Federal statutory income tax rate plus a blended state income tax rate totaling 40% to net investment income and realized and unrealized gains on investments before taxes.

      At November 30, 2004, the cost basis of investments for Federal income tax purposes was $794,507,268. At November 30, 2004, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$11,271,707
Gross unrealized depreciation	(1,742,904)

Net unrealized appreciation	$9,528,803

6.     Restricted Securities

      Certain of the Company’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of November 30, 2004, value per unit/shares of such securities and percent of net assets which the securities comprise.

	Number of	Acquisition		Fair Value at	Value Per	Percent of
Security	Units/Shares	Date	Cost	11/30/04	Unit/Share	Net Assets

Ferrellgas Partners, L.P. — Unregistered	2,098,623	11/09/04	$40,050,017	$40,539,310	$19.32	5.11%
Kinder Morgan Management, LLC	1,300,000	11/04/04	52,628,460	52,196,300	40.15	6.59

Total			$92,678,477	$92,735,610		11.70%

7.     Call Options Written

      Transactions in written options for the period ended November 30, 2004 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at beginning of period	—	—
Options written	1,500	$200,995
Options terminated in closing purchase transactions	—	—
Options expired	—	—

Options outstanding at end of period	1,500	$200,995

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)

8.     Investment Transactions

      For the period ended November 30, 2004, the Company purchased and sold securities in the amount of $387,891,264 and $16,879,946 (excluding short-term investments and options), respectively.

9.     Subsequent Events

      On January 14, 2005, the Company paid a dividend to its stockholders in the amount of $0.25 per share. The dividend resulted in a dividend reinvestment of $5,400,602 being reinvested into the Company and the addition of 222,522 shares of common stock being issued.

10.     Contingent Investment

      On November 29, 2004, the Company entered into an agreement with Inergy, L.P. to purchase 2,946,955 common units for $75 million, contingent upon Inergy, L.P. closing the purchase of certain assets of Star Gas Partners, L.P. The conditions precedent for the consummation of the transaction were fulfilled and the transaction settled on December 17, 2004.

APPENDIX A

SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE

          The following is a summary of certain provisions of the Indenture and Supplemental Indenture. This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is on file with the Commission.

DEFINITIONS.

          “’AA’ COMPOSITE COMMERCIAL PAPER RATE” on any date means (i) the interest equivalent of the 30-day rate, in the case of a Rate Period which is a Standard Rate Period or shorter, or the 180-day rate, in the case of all other Rate Periods on commercial paper on behalf of issuers whose corporate bonds are rated “AA” by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) “Commercial Paper Dealers” shall mean (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) “interest equivalent” of a rate stated on a discount basis for commercial paper of a given number of days’ maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

          “AFFILIATE” means any person controlled by, in control of or under common control with the Issuer; provided that no Broker-Dealer controlled by, in control of or under common control with the Issuer shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a Director of the Issuer be deemed to be an Affiliate solely because such director or executive officer is also a Director of the Issuer.

          “AGENT MEMBER” means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

          “ALL HOLD RATE” means 80% of the “AA” Composite Commercial Paper Rate.

          “APPLICABLE PERCENTAGE” means the percentage associated with the lower of the credit ratings assigned to the Kayne Notes by Moody’s or Fitch, as follows:

Moody’s	Fitch
Credit Rating	Credit Rating	Applicable Percentage
Aa3 or above	AA- or above	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Below Baa3	Below BBB-	300%

          “APPLICABLE RATE” means, with respect to each Series of Kayne Notes for each Rate Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Bids do not exist for the Auction in respect thereof, the Maximum Rate and (iii) in the case where all the Kayne Notes of a series are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate, and (iv) if an Auction is not held for any reason (including the circumstance where there is no Auction Agent or Broker-Dealer), the Maximum Rate.

          “AUCTION” means each periodic operation of the procedures set forth in Appendix A.

          “AUCTION AGENT” means The Bank of New York, a New York banking corporation, unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Issuer to follow the Auction Procedures for the purpose of determining the Applicable Rate.

          “AUCTION DATE” means the first Business Day next preceding the first day of a Rate Period for each Series of Kayne Notes.

          “AUCTION PROCEDURES” means the procedures for conducting Auctions set forth in Appendix A hereto.

          “AUTHORIZED DENOMINATIONS” means $25,000 and any integral multiple thereof.

          “BENEFICIAL OWNER,” with respect to each Series of Kayne Notes, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as a holder of such Series of Kayne Notes.

          “BID” shall have the meaning specified in Appendix A hereto.

          “BIDDER” shall have the meaning in Appendix A hereto; provided, however, that neither the Issuer nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Issuer may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

          “BOARD OF DIRECTORS” or “BOARD” means the Board of Directors of the Issuer or any duly authorized committee thereof as permitted by applicable law.

          “BROKER-DEALER” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Issuer and has entered into a Broker-Dealer Agreement that remains effective.

          “BROKER-DEALER AGREEMENT” means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

          “BUSINESS DAY” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York or the City of Los Angeles, California are authorized or obligated by law to close.

          “CODE” means the Internal Revenue Code of 1986, as amended.

          “COMMERCIAL PAPER DEALERS” has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

          “COMMISSION” means the Securities and Exchange Commission.

          “DEFAULT RATE” means the Reference Rate multiplied by three (3).

          “DEPOSIT SECURITIES” means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by Fitch, except that, such obligations or securities shall be considered “Deposit Securities” only if they are also rated at least P-2 by Moody’s.

          “DISCOUNT FACTOR” means the Moody’s Discount Factor (if Moody’s is then rating the Kayne Notes), Fitch Discount Factor (if Fitch is then rating the Kayne Notes) or an Other Rating Agency Discount Factor, whichever is applicable.

          “DISCOUNTED VALUE” means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

          “ELIGIBLE ASSETS” means Moody’s Eligible Assets or Fitch’s Eligible Assets (if Moody’s or Fitch are then rating the Kayne Notes) and/or Other Rating Agency Eligible Assets, whichever is applicable.

          “EXISTING HOLDER,” with respect to Kayne Notes of a series, shall mean a Broker-Dealer that is listed on the records of the Auction Agent as a holder of Kayne Notes of such series.

          “FITCH” means Fitch Ratings and its successors at law.

          “FITCH DISCOUNT FACTOR” means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Issuer’s assets in connection with Fitch’s ratings of Kayne Notes.

          “FITCH ELIGIBLE ASSET” means assets of the Issuer set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with Fitch’s ratings of Kayne Notes.

          “FITCH GUIDELINES” mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch’s ratings of Kayne Notes.

          “HOLD ORDER” shall have the meaning specified in Appendix A hereto.

          “HOLDER” means, with respect to Kayne Notes, the registered holder of notes of each series of Kayne Notes as the same appears on the books or records of the Issuer.

          “KAYNE NOTES BASIC MAINTENANCE AMOUNT” as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

          “KAYNE NOTES SERIES A, SERIES B AND SERIES C” means the Kayne Notes Series A, Kayne Notes Series B and Kayne Notes Series C or any other Notes hereinafter designated as the Kayne Notes Series A, Kayne Notes Series B and Kayne Notes Series C.

          “LIBOR” on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by Lehman Brothers Inc. or its successors) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) Lehman Brothers Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Lehman Brothers Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Lehman Brothers Inc. to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by Lehman Brothers Inc. (after obtaining the Company’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Lehman Brothers Inc. (after obtaining the Company’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if Lehman Brothers Inc. is not a Broker-Dealer or does not quote a rate required to determine the LIBOR, the LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Company to provide such rate or rates not being supplied by Lehman Brothers Inc.; provided further, that if Lehman Brothers Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR shall be the most recently determinable LIBOR. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

          “MARKET VALUE” means the market value of an asset of the Issuer determined as follows: For equity securities, the value obtained from readily available market quotations. If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations. For fixed-income securities, the value obtained from readily available market quotations based on the last updated sale price or the value obtained from a pricing service or the value obtained from a written broker-dealer quotation from a dealer who has made a market in the security. “Market Value” for other securities will mean the value obtained pursuant to the Issuer’s valuation procedures. If the market value of a security cannot be obtained, or the Issuer’s investment adviser determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to the methodologies established by the Board of Directors.

          “MAXIMUM RATE” means, on any date on which the Applicable Rate is determined, the rate equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Issuer would be in compliance with the Kayne Notes Basic Maintenance Amount.

          “MINIMUM RATE” means, on any Auction Date with respect to a Rate Period shorter than the Standard Rate Period, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Rate Period of more than the Standard Rate Period.

          “MOODY’S” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors at law.

          “MOODY’S DISCOUNT FACTOR” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Issuer’s assets in connection with Moody’s ratings of Kayne Notes.

          “MOODY’S ELIGIBLE ASSETS” means assets of the Issuer set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with Moody’s ratings of Kayne Notes.

          “MOODY’S GUIDELINES” mean the guidelines provided by Moody’s, as may be amended from time to time, in connection with Moody’s ratings of Kayne Notes.

          “1940 ACT” means the Investment Company Act of 1940, as amended.

          “1940 ACT KAYNE NOTES ASSET COVERAGE” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 300% with respect to all outstanding senior securities representing indebtedness of the Issuer, including all Outstanding Kayne Notes (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

          “NOTES” means Securities of the Issuer ranking on a parity with the Kayne Notes that may be issued from time to time pursuant to the Indenture.

          “ORDER” shall have the meaning specified in Appendix A hereto.

          “ORIGINAL ISSUE DATE” means, with respect to the Kayne Notes Series A, Series B and Series C, ___, 2005, ___, 2005 and ___, 2005, respectively.

          “OTHER RATING AGENCY” means each rating agency, if any, other than Moody’s or Fitch then providing a rating for the Kayne Notes pursuant to the request of the Issuer.

          “OTHER RATING AGENCY DISCOUNT FACTOR” means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Issuer’s assets in connection with the Other Rating Agency’s rating of Kayne Notes.

          “OTHER RATING AGENCY ELIGIBLE ASSETS” means assets of the Issuer set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with the Other Rating Agency’s rating of Kayne Notes.

          “OTHER RATING AGENCY GUIDELINES” mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of Kayne Notes.

          “OUTSTANDING” means, as of any date, Kayne Notes theretofore issued by the Issuer except, without duplication, (i) any Kayne Notes theretofore canceled, redeemed or repurchased by the Issuer, or delivered to the Trustee for cancellation or with respect to which the Issuer has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Kayne Notes and (ii) any Kayne Notes represented by any certificate in lieu of which a new certificate has been executed and delivered by the Issuer. Notwithstanding the foregoing, (A) in connection with any Auction, any Series of Kayne Notes as to which the Issuer or any person known to the Auction Agent (based on information provided to the Auction Agent in writing and without any duty of inquiry) to be an Affiliate of the Issuer shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (B) for purposes of determining the Kayne Notes Basic Maintenance Amount, Kayne Notes held by the Issuer shall be disregarded and not deemed Outstanding but Kayne Notes held by any Affiliate of the Issuer shall be deemed Outstanding.

          “PAYING AGENT” means The Bank of New York, a New York banking corporation, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Issuer to serve as paying agent, transfer agent, registrar, and redemption agent with respect to the Kayne Notes, which Paying Agent may be the same as the Trustee or the Auction Agent.

          “PERSON” means and includes an individual, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          “POTENTIAL BENEFICIAL OWNER,” with respect to a Series of Kayne Notes, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of Kayne Notes of such series but that wishes to purchase Kayne Notes of such series, or that is a Beneficial Owner of Kayne Notes of such series that wishes to purchase additional Kayne Notes of such series.

          “POTENTIAL HOLDER,” with respect to Kayne Notes of such series, shall mean a Broker-Dealer (or any such other person as may be permitted by the Company) that is not an Existing Holder of Kayne Notes of such series or that is an Existing Holder of Kayne Notes of such series that wishes to become the Existing Holder of additional Kayne Notes of such series.

          “RATE PERIOD” means, with respect to a Series of Kayne Notes, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Issuer.

          “RATING AGENCY” means each of Fitch (if Fitch is then rating Kayne Notes), Moody’s (if Moody’s is then rating Kayne Notes) and any Other Rating Agency.

          “RATING AGENCY GUIDELINES” mean Fitch Guidelines (if Fitch is then rating Kayne Notes), Moody’s Guidelines (if Moody’s is then rating Kayne Notes) and any Other Rating Agency Guidelines.

          “REFERENCE RATE” means, with respect to the determination of the Maximum Rate and Default Rate, the greater of (i) the applicable AA Composite Commercial Paper Rate

(for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (ii) the applicable LIBOR rate.

          “SECURITIES ACT” means the Securities Act of 1933, as amended from time to time.

          “SECURITIES DEPOSITORY” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Issuer that agrees to follow the procedures required to be followed by such securities depository in connection with the Kayne Notes Series A, Series B and Series C.

          “SELL ORDER” shall have the meaning specified in Appendix A hereto.

          “SPECIAL RATE PERIOD” means a Rate Period that is not a Standard Rate Period.

          “SPECIFIC REDEMPTION PROVISIONS” means, with respect to any Special Rate Period of more than one year, either, or any combination of a period (a “Non-Call Period”) determined by the Board of Directors after consultation with the Broker-Dealers, during which the Kayne Notes subject to such Special Rate Period are not subject to redemption at the option of the Issuer consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the Kayne Notes subject to such Special Rate Period shall be redeemable at the Issuer’s option and/or in connection with any mandatory redemption at a price equal to the principal amount plus accumulated but unpaid interest plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

          “STANDARD RATE PERIOD” means a Rate Period of seven (7) days for the Kayne Notes Series A and Kayne Notes Series B, and twenty-eight (28) days for the Kayne Notes Series C.

          “STATED MATURITY” with respect to Kayne Notes Series A, Series B and Series C, shall mean ___, 2045, ___, 2045 and ___, 2045, respectively.

          “SUBMISSION DEADLINE” means 1:00 p.m., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

          “SUBMITTED BID” shall have the meaning specified in Appendix A hereto.

          “SUBMITTED HOLD ORDER” shall have the meaning specified in Appendix A hereto.

          “SUBMITTED ORDER” shall have the meaning specified in Appendix A hereto.

          “SUBMITTED SELL ORDER” shall have the meaning specified in Appendix A hereto.

          “SUFFICIENT CLEARING BIDS” shall have the meaning specified in Appendix A hereto.

          “TREASURY INDEX RATE” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Issuer by at least three recognized dealers in U.S. Government securities selected by the Issuer.

          “TRUSTEE” means The Bank of New York Trust Company, N.A. or such other person who is named as a trustee pursuant to the terms of the Indenture.

          “VALUATION DATE” means every seven (7) days for the Kayne Notes Series A and Kayne Notes Series B, and every twenty-eight (28) days for the Kayne Notes Series C, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Company; provided, further, however, that such first Valuation Date shall be not more than (i) one week from the date on which Kayne Notes Series A and Kayne Notes Series B initially are issued, and (ii) and twenty-eight (28) days from the date on which Kayne Notes Series C initially are issued.

INTEREST

               (a) The Holders of any Series of Kayne Notes will bear interest on their Kayne Notes at the Applicable Rate, determined as set forth in paragraph (c) below, and no more, payable on the respective dates determined as set forth in paragraph (b) below. Interest on the Outstanding Kayne Notes of any series issued on the Original Issue Date shall accrue from the Original Issue Date.

               (b) (i) Interest shall be payable, subject to subparagraph (b)(ii) below, on each Series of Kayne Notes, with respect to any Rate Period on the first Business Day following the last day of such Rate Period; provided, however, if the Rate Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Rate Period and on the Business Day following the last day of such Rate Period.

                    (ii) The Issuer shall pay to the Paying Agent not later than 3:00 p.m., City of New York time (12:00 noon City of Los Angeles time) on the Business Day next preceding each Interest Payment Date for each Series of Kayne Notes, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the interest to be paid to all Holders of such Kayne Notes on such Interest Payment Date. The Issuer shall not be required to establish any reserves for the payment of interest.

                    (iii) All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) below. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of interest, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Issuer at the end of 90 days from the date on which such moneys were to have been so applied.

                    (iv) Each interest payment on a Series of Kayne Notes shall be paid on the Interest Payment Date therefor to the Holders of that series as their names appear on the security ledger or security records of the Issuer on the Business Day next preceding such Interest Payment Date. Interest in arrears for any past Rate Period may be paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the books or records of the Issuer on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any Interest Payment or payments which may be in arrears.

               (c) (i) The interest rate on Outstanding Kayne Notes of each Series during the period from and after the Original Issue Date to and including the last day of the initial Rate Period therefor shall be equal to the applicable rate per annum. For each subsequent Rate Period with respect to the Kayne Notes Outstanding thereafter, the interest rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Rate Period of a Series of Kayne Notes is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all Series of Kayne Notes being the subject of Submitted Hold Orders), then the interest rate on a Series of Kayne Notes for any such Rate Period shall be the Maximum Rate (except (i) during a Default Period when the interest rate shall be the Default Rate, as set forth in (c)(ii) below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Series of Kayne Notes are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which interest is payable on a Series of Kayne Notes as determined pursuant to this Section shall be the “Applicable Rate.”

                    (ii) Subject to the cure provisions below, a “Default Period” with respect to a particular Series will commence on any date the Issuer fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 3:00 p.m., City of New York time (12:00 noon City of Los Angeles time), (A) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default,” which shall constitute an Event of Default pursuant to the relevant section of the Indenture) or (B) the full amount of any accrued interest on that Series payable on the Interest Payment Date (an “Interest Default” and together with an Redemption Default, hereinafter referred to as “Default”). Subject to the cure provisions of (c)(iii) below, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 3:00 p.m., City of New York time (12:00 noon City of Los Angeles time), all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period with respect to an Interest Default applicable to that Series of Kayne Notes. The Issuer shall notify the Auction Agent in writing that a Default Period is in effect.

                    (iii) No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Issuer) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 3:00 p.m. New York City time (12:00 noon City of Los Angeles time) within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                    (iv) The amount of interest per Kayne Note payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such Kayne Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one (1) year or more, the amount of interest per Kayne Note payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence.

          Any Interest Payment made on any Series of Kayne Notes shall first be credited against the earliest accrued but unpaid interest due with respect to such Series.

          Upon any application or request by the Issuer to the Trustee to take any action under any provision of the Indenture, the Issuer shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act; provided, however, that no such opinion shall be required in connection with the issuance of Securities of any series. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Issuer, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in the Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in the Indenture shall include, (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

REDEMPTION.

               (d) (i) After the initial Rate Period, subject to the provisions below and to the extent permitted under the 1940 Act and Maryland law, the Issuer may, at its option, redeem in whole or in part out of funds legally available therefor a series of Kayne Notes herein designated as (A) having a Rate Period of one year or less, on the Business Day after the last day of such Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price equal to the aggregate principal amount, plus an amount equal to accrued but unpaid interest thereon (whether or not earned) to the date fixed for redemption (“Redemption Price”), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Rate Period; provided, however, that during a Rate Period of more than one year no series of Kayne Notes will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Rate Period. Notwithstanding the foregoing, the Issuer shall not give a notice of or effect any redemption pursuant to (a)(i) unless, on the date on which the Issuer intends to give such notice and on the date of redemption (a) the Issuer has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of Kayne Notes by reason of the redemption of such Kayne Notes on such date fixed for the redemption and (b) the Issuer would have Eligible Assets with an aggregate Discounted Value at least equal the Kayne Notes Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section shall be applicable in such circumstances in the event the Issuer makes the deposit and takes the other action required thereby.

                    (ii) If the Issuer fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Kayne Notes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Kayne Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Kayne Notes Asset Coverage as of such last Business Day (each an “Asset Coverage Cure Date”), the Kayne Notes will be subject to mandatory redemption out of funds legally available therefor. The aggregate principal amount of Kayne Notes to be redeemed in such circumstances will be equal to the lesser of (A) the minimum principal amount of Kayne Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Issuer having Eligible Assets with an aggregate

Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount, or sufficient to satisfy 1940 Act Kayne Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Kayne Notes the redemption of which would have such result, all Kayne Notes then Outstanding will be redeemed), and (B) the maximum principal amount of Kayne Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) below.

                    (iii) In determining the Kayne Notes required to be redeemed in accordance with the foregoing Section (a)(ii), the Issuer shall allocate the aggregate principal amount of Kayne Notes required to be redeemed to satisfy the Kayne Notes Basic Maintenance Amount or the 1940 Act Kayne Notes Asset Coverage, as the case may be, pro rata among the Holders of Kayne Notes in proportion to the aggregate principal amount of Kayne Notes they hold, by lot or by such other method as the Issuer shall deem equitable, subject to the further provisions of this subparagraph (iii). The Issuer shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section no later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Issuer does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the aggregate principal amount of Kayne Notes which would be required to be redeemed by the Issuer under clause (A) of subparagraph (a)(ii) of this Section if sufficient funds were available, or the Issuer otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Issuer shall redeem those Kayne Notes, and other Notes, on the earliest practicable date on which the Issuer will have such funds available, upon notice pursuant to paragraph (b) to record owners of the Kayne Notes to be redeemed and the Paying Agent. The Issuer will deposit with the Paying Agent funds sufficient to redeem the specified aggregate principal amount of Kayne Notes with respect to a redemption required under subparagraph (a)(ii) of this Section, by 1:00 p.m., New York City time (10:00 a.m. City of Los Angeles time), of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding Kayne Notes are to be redeemed pursuant to subparagraph (a)(iii), the aggregate principal amount of Kayne Notes to be redeemed shall be redeemed pro rata from the Holders of such Kayne Notes in proportion to the aggregate principal amount of such Kayne Note held by such Holders, by lot or by such other method as the Issuer shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

               (e) In the event of a redemption pursuant to Section (a) above, the Issuer will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Issuer shall deliver a notice of redemption to the Auction Agent and the Trustee (the “Notice of Redemption”) containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Trustee will use its reasonable efforts to provide notice to each Holder of Kayne Notes called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Trustee determines the Kayne Notes to be redeemed (or, during a Default Period with respect to such Kayne Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives Notice of Redemption from the Issuer) The Trustee shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of Kayne Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of Kayne Notes at their addresses appearing on the books or records of the Issuer. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the principal amount and identity of Kayne Notes to be redeemed, (iii) the redemption price (specifying the amount of accrued interest to be included therein), (iv) that interest on the Kayne Notes to be redeemed will cease to accrue on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all Kayne Notes held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the principal amount of Kayne Notes to be redeemed from such Holder. If any Kayne Notes in an Auction Rate Period are to be redeemed and those Kayne Notes are held by the Securities Depository, the Trustee shall include in the notice of redemption delivered to the Securities Depository: (i) under an item entitled “Publication Date for Securities Depository Purposes”, the Interest Payment Date prior to the redemption date, and (ii) an instruction to the Securities Depository to (x) determine on such Publication Date after the Auction held on the immediately preceding Auction Date has settled, the Depository Participants whose Securities Depository positions will be redeemed and the principal amount of such Bonds to be redeemed from each such position (the “Securities Depository Redemption Information”), and (y) notify the Auction Agent immediately after such determination of (A) the positions of the Depository Participants in such Bonds immediately prior to such Auction settlement, (B) the positions of the Depository Participants in such Bonds immediately following such Auction settlement and (C) the Securities Depository Redemption Information. “Publication Date” shall mean three Business Days after the Auction Date next preceding such Redemption Date.

               (f) Notwithstanding the provisions of paragraph (a) of this Section, no Kayne Notes may be redeemed unless all interest on the Outstanding Kayne Notes and all Notes of the Issuer ranking on a parity with the Kayne Notes, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding Kayne Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding Kayne Notes.

               (g) Upon the deposit of funds sufficient to redeem any Kayne Notes with the Paying Agent and the giving of the Notice of Redemption to the Trustee under paragraph (b) of this Section, interest on such Kayne Notes shall cease to accrue and such Kayne Notes shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Issuer has maintained the requisite Kayne Notes Basic Maintenance Amount or the 1940 Act Kayne Notes Asset Coverage), and all rights of the holder of the Kayne Notes so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Issuer shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Kayne Notes called for redemption on such date and (ii) such other amounts, if any, to which Holders of the Kayne Notes called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Issuer, after which time the Holders of Kayne Notes so called for redemption may look only to the Issuer for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Issuer shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

               (h) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem any Series of Kayne Notes shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Issuer shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any Kayne Notes for which such Notice of Redemption has been given. Notwithstanding the fact that the Issuer may not have redeemed any Kayne Notes for which a Notice of Redemption has been given, interest may be paid on a Series of Kayne Notes and shall include those Kayne Notes for which Notice of Redemption has been given but for which deposit of funds has not been made.

               (i) All moneys paid to the Paying Agent for payment of the redemption price of any Kayne Notes called for redemption shall be held in trust by the Paying Agent for the benefit of holders of Kayne Notes to be redeemed.

               (j) So long as any Kayne Notes are held of record by the nominee of the Securities Depository, the redemption price for such Kayne Notes will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

               (k) Except for the provisions described above, nothing contained herein limits any right of the Issuer to purchase or otherwise acquire any Kayne Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, any series of Kayne Notes for which Notice of Redemption has been given and the Issuer is in compliance with the 1940 Act Kayne Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If fewer than all the Outstanding Kayne Notes of any series are redeemed or otherwise acquired by the Issuer, the Issuer shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Directors.

               (l) The Board of Directors may, without further consent of the holders of the Kayne Notes or the holders of shares of capital stock of the Issuer, authorize, create or issue any class or series of Notes, including other series of Kayne Notes, ranking prior to or on a parity with the Kayne Notes to the extent permitted by the 1940 Act, if, upon issuance, either (A) the net proceeds from the sale of such Notes (or such portion thereof needed to redeem or repurchase the Outstanding Kayne Notes) are deposited with the Trustee in accordance with (d) above, Notice of Redemption as contemplated by the relevant section of the Indenture has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding Kayne Notes or (B) the Issuer would meet the 1940 Act Kayne Notes Asset Coverage, the Kayne Notes Basic Maintenance Amount and the applicable requirements of the Indenture.

DESIGNATION OF RATE PERIOD.

               (a) The initial Rate Period for each series of Kayne Notes is as set forth under “Designation” above. The Issuer will designate the duration of subsequent Rate Periods of each series of Kayne Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, Kayne Notes shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Issuer shall have mailed a Notice of Redemption with respect to any Kayne Notes, the redemption price with respect to such Kayne Notes shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Rate Period, the Issuer has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount, and the Issuer has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

               (b) If the Issuer proposes to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Issuer by telephonic or other means to the Trustee and the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Issuer proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Issuer will by 3:00 p.m., New York City time (12:00 noon City of Los Angeles time), on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

No later than 3:00 p.m., New York City time (12:00 noon City of Los Angeles time), on the second Business Day next preceding the first day of any proposed Special Rate Period, the Issuer shall deliver to the Auction Agent and Trustee, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                    (i) a notice stating (A) that the Issuer has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                    (ii) a notice stating that the Issuer has determined not to exercise its option to designate a Special Rate Period.

If the Issuer fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section by 3:00 p.m., New York City time (12:00 noon City of Los Angeles time), on the second Business Day next preceding the first day of such proposed Special Rate Period, the Issuer shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

               RESTRICTIONS ON TRANSFER. Kayne Notes may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Issuer or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose Kayne Notes are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Kayne Notes through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Kayne Notes issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

               1940 ACT KAYNE NOTES ASSET COVERAGE. The Issuer shall maintain, as of the last Business Day of each month in which any Kayne Notes are Outstanding, asset coverage with respect to the Kayne Notes which is equal to or greater than the 1940 Act Kayne Notes Asset Coverage; provided, however, that the relevant section in the Indenture shall be the sole remedy in the event the Issuer fails to do so.

               KAYNE NOTES BASIC MAINTENANCE AMOUNT. So long as the Kayne Notes are Outstanding and any Rating Agency is then rating the Kayne Notes, the Issuer shall maintain, as of each Valuation Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the Kayne Notes Basic Maintenance Amount; provided, however, that the relevant section in the Indenture shall be the sole remedy in the event the Issuer fails to do so.

               CERTAIN OTHER RESTRICTIONS.

               (a) For so long as any Kayne Notes are Outstanding and any Rating Agency is then rating the Kayne Notes, the Issuer will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a Series of Kayne Notes.

               (b) For so long as any Kayne Notes are Outstanding, the Issuer will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of capital stock of the Issuer) upon any class of shares of capital stock of the Issuer, unless, in every such case, immediately after such transaction, the 1940 Act Kayne Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred shares of capital stock of the Issuer if the Kayne Notes and any other senior securities representing indebtedness of the Issuer have an asset coverage of at least 200% at the time of declaration thereof, after deducting the amount of such dividend.

               (c) A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Issuer is prohibited (i) at any time that an Event of Default under the Indenture has occurred and is continuing, (ii) if after giving effect to such declaration, the Issuer would not have Eligible Assets with an aggregate Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount or the 1940 Act Kayne Notes Asset Coverage, or (iii) the Issuer has not redeemed the full amount of Kayne Notes required to be redeemed by any provisions for mandatory redemption contained herein.

COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE TESTS.

For so long as any Kayne Notes are Outstanding and any Rating Agency is then rating such Kayne Notes:

               (a) As of each Valuation Date, the Issuer shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Issuer on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the Kayne Notes Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Issuer, less all liabilities, and (v) whether the 1940 Act Kayne Notes Asset Coverage is met as of that date.

               (b) Upon any failure to maintain the required Kayne Notes Basic Maintenance Amount or 1940 Act Kayne Notes Asset Coverage on any Valuation Date, the Issuer may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Kayne Notes outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required Kayne Notes Basic Maintenance Amount or 1940 Act Kayne Notes Asset Coverage on or prior to the Asset Coverage Cure Date.

               (c) Compliance with the Kayne Notes Basic Maintenance Amount and 1940 Act Kayne Notes Asset Coverage tests shall be determined with reference to those Kayne Notes which are deemed to be Outstanding hereunder.

               (d) The Issuer shall deliver to each Rating Agency which is then rating Kayne Notes and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act Kayne Notes Asset Coverage, Kayne Notes Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”).

               (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Issuer shall be deemed to have failed to maintain the Kayne Notes Basic Maintenance Amount or the 1940 Act Kayne

Notes Asset Coverage, as the case may be, on such Valuation Date. In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Issuer shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the Kayne Notes Basic Maintenance Amount or to meet the 1940 Kayne Notes Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

DELIVERY OF NOTES. Upon the execution and delivery of the Supplemental Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Kayne Notes and deliver them to The Depository Trust Company and as hereinafter in this Section provided. Prior to the delivery by the Trustee of any of the Kayne Notes, there shall have been filed with or delivered to the Trustee the following:

               (a) A resolution duly adopted by the Issuer, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of the Supplemental Indenture and the issuance of the Kayne Notes.

               (b) Duly executed copies of the Supplemental Indenture and a copy of the Indenture.

               (c) Rating letters from each Rating Agency rating the Kayne Notes.

               (d) An opinion of Counsel pursuant to requirements of the Indenture.

TRUSTEE’S AUTHENTICATION CERTIFICATE.

          The Trustee’s authentication certificate upon the Kayne Notes shall be substantially in the forms provided in Appendix C hereto. No Kayne Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Kayne Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered hereunder. The Trustee’s certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Kayne Notes issued hereunder.

EVENTS OF DEFAULT.

          An “Event of Default” means any one of the events set forth below (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default in the payment of any interest upon any Security of that series when it becomes due and payable and continuance of such default for a period of 30 days; or

               (2) default in the payment of the principal of or any premium on any Security of that series at its Stated Maturity; or

               (3) default in the performance, or breach, of any covenant or Warranty of the Issuer in the Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in the Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

               (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days (provided that, if any Person becomes the successor to the Issuer pursuant to the relevant Section of the Indenture and such Person is a corporation, partnership or trust organized and validly existing under the law of a jurisdiction outside the United States, each reference in this Clause 4 to an applicable Federal or State law of a particular kind shall be deemed to refer to such law or any applicable comparable law of such non-U.S. jurisdiction, for as long as such Person is the successor to the Issuer hereunder and is so organized and existing); or

               (5) the commencement by the Issuer of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action (provided that, if any Person becomes the successor to the Issuer pursuant to the relevant Section of the Indenture and such Person is a corporation, partnership or trust organized and validly existing under the law of a jurisdiction outside the United States, each reference in this Clause 6 to an applicable Federal or State law of a particular kind shall be deemed to refer to such law or any applicable comparable law of such non-U.S.

jurisdiction, for as long as such Person is the successor to the Issuer hereunder and is so organized and existing);

               (6) if, pursuant to Section 18(a)(1)(c)(ii) of the Investment Company Act of 1940, as amended, on the last business day of each of twenty-four consecutive calendar months any class of Securities shall have an asset coverage of less than 100%; or

               (7) any other Event of Default provided with respect to Securities of that series.

ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          Except as set forth in any supplemental indenture, if an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in the relevant Sections of the Indenture with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Section provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                    (A) all overdue interest on all Securities of that series,

                    (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                    (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                    (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                    (E) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in the Indenture.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          Except as set forth in any supplemental indenture, the Issuer covenants that if

               (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 90 days, or

               (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Section shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under the Indenture; and

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

LIMITATION ON SUITS.

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

               (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in the Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the relevant provisions of the Indenture and any supplemental indenture) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the Indenture no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Section shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee; and

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

LIMITATION ON SUITS.

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

               (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in the Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the Indenture and the provisions of any supplemental indenture) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

WAIVER OF PAST DEFAULTS.

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default: (1) in the payment of the principal of or any premium or interest on any Security of such series, or (2) in respect of a covenant or provision in the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SATISFACTION AND DISCHARGE OF INDENTURE.

          The Indenture shall upon Issuer Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of any Security expressly provided for herein or in the terms of such Security), and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture, when

                  (1) either

                       (A) all Securities theretofore authenticated and delivered (other than

                         (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture and

                         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in the Indenture) have been delivered to the Trustee for cancellation; or

                       (B) all such Securities not theretofore delivered to the Trustee for cancellation

                         (i) have become due and payable, or

                         (ii) will become due and payable at their Stated Maturity within one year, or

                         (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Trust; and

                  (3) the Issuer has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Issuer to the Trustee under the Indenture and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under certain provisions of the Indenture shall survive.

     CERTAIN DUTIES AND RESPONSIBILITIES.

                  (1) Except during the continuance of an Event of Default,

                         (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture and as required by the Trust Indenture Act, and no implied covenants or obligations shall be read into the Indenture against the Trustee; and

                         (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of the Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (3) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to,

loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (4) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

                  (5) No provision of the Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (A) this Subsection shall not be construed to limit the effect of Subsection (A) of this Section;

                    (B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in the Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture with respect to the Securities of such series; and

                    (D) no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     NOTICE OF DEFAULTS.

          If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in the Indenture with respect to Securities of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

     CERTAIN RIGHTS OF TRUSTEE.

          Subject to the other applicable provisions of the Indenture:

               (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

               (3) whenever in the administration of the Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

               (4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Holders pursuant to the Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

               (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (8) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture;

               (9) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and the Indenture;

               (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and

               (11) the Trustee may request that the Issuer deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     COMPENSATION AND REIMBURSEMENT.

          The Issuer agrees:

               (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (3) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Issuer, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in the Indenture, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law. These provisions shall survive the termination of the Indenture.

     CONFLICTING INTERESTS.

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture. To the extent not prohibited by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture with respect to Securities of more than one series.

     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Section shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements.

          The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If the instrument of acceptance by a successor Trustee required by the Indenture shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuer. If the instrument of acceptance by a successor Trustee required by the Indenture shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          If at any time:

               (1) the Trustee shall fail to comply with the applicable Section of the Indenture after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2) the Trustee shall cease to be eligible under the Indenture and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to the applicable Section of the Indenture, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of the Indenture. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of the Indenture, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner required by the Indenture, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in the Indenture. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Section.

     ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Issuer shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Issuer shall not permit any Person to consolidate with or merge into the Issuer, unless:

               (1) in case the Issuer shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of the Indenture on the part of the Issuer to be performed or observed;

               (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or any Subsidiary as a result of such transaction as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

               (3) the Issuer has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SUCCESSOR SUBSTITUTED.

          Upon any consolidation of the Issuer with, or merger of the Issuer into, any other Person or any conveyance, transfer or lease of the properties and assets of the Issuer substantially as an entirety in accordance with the Indenture, the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Indenture with the same effect as if such successor Person had been named as the Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the Securities.

     DEFEASANCE AND DISCHARGE.

          Upon the Issuer’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Issuer shall be deemed to have been discharged from its obligations, with respect to such Securities as provided in the relevant Sections of the Indenture on and after the date the conditions set forth therein (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and the Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in the Indenture and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Issuer’s obligations with respect to such Securities under certain Sections of the Indenture, and (3) the rights, powers, trusts, duties and immunities of the Trustee under the Indenture.

     COVENANT DEFEASANCE.

          Upon the Issuer’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Issuer shall be released from its obligations under certain provisions of the Indenture provided for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in the Indenture, and any such covenants provided pursuant to certain provisions of the Indenture shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in the Indenture on and after the date the conditions set forth are satisfied (hereinafter called

“Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section of the Indenture, whether directly or indirectly by reason of any reference elsewhere therein or in any other document, but the remainder of the Indenture and such Securities shall be unaffected thereby.

     CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

               (1) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements and agrees to comply with the relevant Section of the Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) such other obligations or arrangements as may be specified with respect to such Securities, or (D) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of the Indenture and such Securities. As used herein, “U.S. Government Obligation” means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the Issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

               (2) In the event of an election to have defeasance and discharge apply to any Securities or any series of Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and Discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

               (3) In the event of an election to have Covenant Defeasance apply to any Securities or any series of Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

               (4) The Issuer shall have delivered to the Trustee an Officers’ Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

               (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

               (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

               (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which it is bound.

               (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the Investment Company Act or exempt from registration thereunder.

               (9) No event or condition shall exist that would prevent the Issuer from making payments of the principal of (and any premium) or interest on the Securities of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

               (10) The Issuer shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

               (11) The Issuer shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (x) the trust funds deposited pursuant to this Section will not be subject to any rights of any holders of indebtedness or equity of the Issuer, and (y) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Issuer, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to Holders of such Securities, such trustee would hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such Holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used.

APPENDIX B

DESCRIPTION OF RATINGS

Following is a description of the debt securities rating categories used by Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”).

Moody’s Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics

     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short- term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

     MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG-3: This designation acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Description of Moody’s Short Term Ratings

     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

     Issue Credit Rating Definitions

     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Speculative Grade

          Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PART C — Other Information

Item 24.	Financial Statements and Exhibits

          (1) Financial Statements: filed herein as part of registrant’s Statement of Additional Information.

          (2) Exhibits

(a) Charter

(1) Articles of Incorporation*

(2) Articles of Amendment to the Articles of Incorporation — dated August 11, 2004.****

(3) Articles of Amendment and Restatement†

(b)	(1) Bylaws of Registrant*

(2) Amended and Restated Bylaws of Registrant††

(c) Voting Trust Agreement — none.

(d)	(1) Form of Note — filed herewith.

(2) Form of Indenture of Trust — filed herewith.

(3) Form of Supplemental Indenture of Trust — filed herewith.

(4) Statement of Eligibility of Trustee on Form T-1 — filed herewith.

(5) Fitch Guidelines and Moody’s Guidelines — filed herewith.

(e) Form of Dividend Reinvestment Plan†††

(f) Long-Term Debt Instruments — none.

(g) Form of Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P.††

(h) Form of Underwriting Agreement — filed herewith.

(i) Bonus, Profit Sharing, Pension Plans — not applicable.

(j) Form of Custody Agreement.††

(k) Other Material Contracts

(1) Administrative Services Agreement†††

(2) Transfer Agency Agreement†††

(3) Accounting Services Agreement†††

(4) Form of Auction Agency Agreement — filed herewith.

(5) Form of Broker-Dealer Agreement — filed herewith.

(6) Form of DTC Representations Letter — filed herewith.

(l) Form of Opinion and Consent of Venable LLP — filed herewith.

(m) Non-Resident Officers/ Directors — none.

(n) Other Opinions and Consents — consent of independent registered public accounting firm — filed herewith.

(o) Omitted Financial Statements — none.

(p) Subscription Agreement — none.

(q) Model Retirement Plans — none.

(r) Code of Ethics

(1) Code of Ethics of Registrant.††

(2) Code of Ethics of Kayne Anderson Capital Advisors, L.P.†††

(s) Power of Attorney for Ms. Costin and Messrs. Good, Quinn, Targoff and McCarthy dated July 12, 2004.***

*	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on June 15, 2004.

**	To be filed by amendment.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on August 13, 2004.

****	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on August 25, 2004.

†	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 1, 2004.

††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 4 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 16, 2004.

†††	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-116479) as filed with the Securities and Exchange Commission on September 27, 2004.

Item 25.	Marketing Arrangements — Reference is made to the underwriting agreement filed herein as exhibit (h) to the Registrant’s Registration Statement.

Item 26.	Other Expenses of Issuance and Distribution

          The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$29,425
Rating Agency Fees	$163,000
Printing and Engraving Expenses	$50,000
Legal Fees	$112,500
Marketing Expenses	$10,000
Accounting Expenses	$15,000
Auction Agent and Trustee Fees	$30,000
Transfer Agent Fees	$10,000
Miscellaneous Expenses	$16,177

Total	$436,102

Item 27.	Persons Controlled by or Under Common Control with Registrant — none.

Item 28.	Number of Holders of Securities as of February 28, 2005

Title of Class	Number of Record Holders

Common Stock, $0.001 par value per share	17

Item 29.	Indemnification.

          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

          The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

          Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Business and Other Connections of Investment Adviser.

          Kayne Anderson Capital Advisors, L.P. (the “Adviser”) serves as the Registrant’s investment adviser. Certain of the officers of the Adviser also serve as officers and/or directors for Kayne Anderson Rudnick Investment Management, LLC, an affiliate of the Adviser.

          Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-46991) incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 31.	Location of Accounts and Records.

          The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Item 32.	Management Services — not applicable.

Item 33.	Undertakings.

          (1) Registrant undertakes to suspend the offering of Kayne Notes until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the Company declines more than 10 percent from its net asset value of the Company as of the effective date of the registration statement, or (2) the net asset value of the Company increases to an amount greater than its net proceeds as stated in the prospectus.

          (2) Not Applicable.

          (3) Not Applicable.

          (4) Not Applicable.

          (5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and the State of California, on the 16th day of March, 2005.

KAYNE ANDERSON MLP INVESTMENT COMPANY

By:	/s/ KEVIN S. MCCARTHY*

Kevin McCarthy
Chairman and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN S. MCCARTHY* Kevin McCarthy	Chairman and Chief Executive Officer	March 16, 2005

/s/ ANNE K. COSTIN* Anne K. Costin	Director	March 16, 2005

/s/ STEVEN C. GOOD* Steven C. Good	Director	March 16, 2005

/s/ TERRENCE J. QUINN* Terrence J. Quinn	Director	March 16, 2005

/s/ MICHAEL B. TARGOFF* Michael B. Targoff	Director	March 16, 2005

*By: /s/ DAVID A. HEARTH David Hearth, Attorney-in-Fact (Pursuant to Power of Attorney previously filed)